EXHIBIT 99.1

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                                                            EXECUTION VERSION















==============================================================================

                     AMENDED AND RESTATED TRUST AGREEMENT

                                    between

                    BEAR STEARNS ASSET BACKED FUNDING INC.

                                 as Depositor

                                      and

                           WILMINGTON TRUST COMPANY

                               as Owner Trustee



                         Dated as of December 12, 2002

==============================================================================

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
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                                                TABLE OF CONTENTS
                                                                                                           Page
                                                                                                           ----

                                                    ARTICLE I

                                              DEFINITIONS AND USAGE


                                                   ARTICLE II

                                            ORGANIZATION OF THE TRUST

SECTION 2.1.      Name........................................................................................1
SECTION 2.2.      Offices.....................................................................................1
SECTION 2.3.      Purposes and Powers.........................................................................1
SECTION 2.4.      Appointment of Owner Trustee................................................................2
SECTION 2.5.      Capital Contribution of Owner Trust Estate..................................................2
SECTION 2.6.      Declaration of Trust........................................................................2
SECTION 2.7.      Liability of the Depositor and the Certificateholders.......................................3
SECTION 2.8.      Title to Trust Property.....................................................................3
SECTION 2.9.      Situs of Trust..............................................................................3
SECTION 2.10.     Representations and Warranties of the Depositor.............................................3
SECTION 2.11.     Federal Income Tax Matters..................................................................4

                                                   ARTICLE III

                                  TRUST CERTIFICATES AND TRANSFER OF INTERESTS

SECTION 3.1.      Initial Beneficial Ownership................................................................5
SECTION 3.2.      The Certificates............................................................................5
SECTION 3.3.      Authentication of Certificates..............................................................5
SECTION 3.4.      Registration of Certificates; Transfer and Exchange of Certificates;
                    Limitations on Transfer...................................................................5
SECTION 3.5.      Mutilated, Destroyed, Lost or Stolen Certificates...........................................8
SECTION 3.6.      Persons Deemed Owners of Certificates.......................................................8
SECTION 3.7.      Access to List of Certificateholders' Names and Addresses...................................8
SECTION 3.8.      Maintenance of Office or Agency.............................................................9
SECTION 3.9.      Appointment of Certificate Paying Agent.....................................................9
SECTION 3.10.     [Reserved]..................................................................................9
SECTION 3.11.     Definitive Certificates.....................................................................9
SECTION 3.12.     Authenticating Agents.......................................................................9

                                                   ARTICLE IV

                                            ACTIONS BY OWNER TRUSTEE

SECTION 4.1.      Prior Notice to Certificateholders with Respect to Certain Matters.........................10



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SECTION 4.2.      Action by Certificateholders with Respect to Certain Matters...............................11
SECTION 4.3.      Action by Certificateholders with Respect to Bankruptcy....................................11
SECTION 4.4.      Restrictions on Certificateholders' Power..................................................11
SECTION 4.5.      Majority Control...........................................................................11

                                                    ARTICLE V

                                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

SECTION 5.1.      Establishment of Certificate Distribution Account..........................................11
SECTION 5.2.      Application of Trust Funds.................................................................12
SECTION 5.3.      Method of Payment..........................................................................12
SECTION 5.4.      No Segregation of Monies; No Interest......................................................13
SECTION 5.5.      Accounting and Reports to Noteholders, Certificateholders, Internal Revenue
                    Service and Others.......................................................................13
SECTION 5.6.      Signature on Returns; Tax Matters Partner..................................................13

                                                   ARTICLE VI

                                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

SECTION 6.1.      General Authority..........................................................................13
SECTION 6.2.      General Duties.............................................................................14
SECTION 6.3.      Action upon Instruction....................................................................14
SECTION 6.4.      No Duties Except as Specified in this Agreement or in Instructions.........................15
SECTION 6.5.      No Action Except Under Specified Documents or Instructions.................................15
SECTION 6.6.      Restrictions...............................................................................15
SECTION 6.7.      Acceptance of Trusts and Duties............................................................16
SECTION 6.8.      Furnishing of Documents....................................................................17
SECTION 6.9.      Representations and Warranties.............................................................17
SECTION 6.10.     Reliance; Advice of Counsel................................................................17
SECTION 6.11.     Not Acting in Individual Capacity..........................................................18
SECTION 6.12.     Owner Trustee Not Liable for Certificates or Receivables...................................18
SECTION 6.13.     Owner Trustee May Own Certificates and Notes...............................................19

                                                   ARTICLE VII

                                   COMPENSATION AND INDEMNITY OF OWNER TRUSTEE

SECTION 7.1.      Owner Trustee's Fees and Expenses..........................................................19
SECTION 7.2.      Payments to Owner Trustee..................................................................19

                                                  ARTICLE VIII

                                                   TERMINATION

SECTION 8.1.      Termination of the Trust...................................................................19



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                                                   ARTICLE IX

                             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

SECTION 9.1.      Eligibility Requirements for Owner Trustee.................................................20
SECTION 9.2.      Resignation or Removal of Owner Trustee....................................................21
SECTION 9.3.      Successor Owner Trustee....................................................................21
SECTION 9.4.      Merger or Consolidation of Owner Trustee...................................................22
SECTION 9.5.      Appointment of Co-Trustee or Separate Trustee..............................................22
SECTION 9.6.      Compliance with Statutory Trust Statute....................................................23

                                                    ARTICLE X

                                                  MISCELLANEOUS

SECTION 10.1.     Supplements and Amendments.................................................................24
SECTION 10.2.     No Legal Title to Owner Trust Estate in Certificateholders.................................25
SECTION 10.3.     Limitation on Rights of Others.............................................................25
SECTION 10.4.     Notices....................................................................................25
SECTION 10.5.     Severability...............................................................................26
SECTION 10.6.     Separate Counterparts......................................................................26
SECTION 10.7.     Successors and Assigns.....................................................................26
SECTION 10.8.     No Petition................................................................................26
SECTION 10.9.     No Recourse................................................................................26
SECTION 10.10.    Headings...................................................................................26
SECTION 10.11.    GOVERNING LAW..............................................................................26
SECTION 10.12.    Subordination Agreement....................................................................26
SECTION 10.13.    Rule 144A Information......................................................................27


EXHIBIT A         FORM OF CERTIFICATE.......................................................................A-1
EXHIBIT B         FORM OF CERTIFICATE OF TRUST..............................................................B-1
EXHIBIT C         FORM OF TRANSFEROR CERTIFICATE............................................................C-1
EXHIBIT D         FORM OF INVESTMENT LETTER.................................................................D-1
EXHIBIT E         FORM OF RULE 144A LETTER..................................................................E-1

APPENDIX A        Definitions and Usage....................................................................AA-1
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                                                       iii
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     AMENDED AND RESTATED TRUST AGREEMENT, dated as of December 12, 2002 (as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement"), among BEAR STEARNS ASSET BACKED FUNDING INC., a Delaware corporation, as Depositor, having its principal office at 383 Madison Avenue,
New York, New York 10179 and WILMINGTON TRUST COMPANY, a Delaware banking corporation ("Wilmington"), not in its individual capacity but solely as trustee under this Agreement (in such capacity, the "Owner Trustee"), having its principal corporate trust office at 1100 Rodney Square North, 1100 North
Market Street, Wilmington, Delaware 19890-0001 for the purpose of establishing the Whole Auto Loan Trust 2002-1.

     WHEREAS, the parties hereto intend to amend and restate that certain
Trust Agreement, dated as of September 23, 2002, between the Depositor and the Owner Trustee, on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the Depositor and the Owner Trustee hereby agree as follows:

                                  ARTICLE I

                             DEFINITIONS AND USAGE

     Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein.

                                  ARTICLE II

                           ORGANIZATION OF THE TRUST

     SECTION 2.1. Name. The Trust continued hereby shall be known as "Whole
Auto Loan Trust 2002-1", in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued on behalf of the Trust.

     SECTION 2.2. Offices. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in the State of Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

     SECTION 2.3. Purposes and Powers. (a) The purpose of the Trust is, and the Trust shall have the power and authority, to engage in the following activities:

          (i) to acquire, hold and manage the Trust Property;

          (ii) to issue the Notes pursuant to the Indenture, and the Certificates pursuant to this Agreement, and to sell the Notes and the Certificates upon the written order of the Depositor;

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          (iii) in exchange for the Notes and the Certificates, to acquire the
     Receivables to pay the organizational, start-up and transactional expenses of the Trust, and to pay the balance to the Depositor pursuant to the Sale and Servicing Agreement;

          (iv) to pay interest on and principal of the Notes and distributions on the Certificates;

          (v) to Grant the Owner Trust Estate (other than the Certificate
     Distribution Account and the proceeds thereof) to the Indenture Trustee pursuant to the Indenture;

          (vi) to enter into and perform its obligations under the Deposit
     Account Agreements and the Basic Documents to which it is to be a party;

          (vii) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

          (viii) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of interest and principal payments to the Noteholders and distributions to the Certificateholders.

     The Trust is hereby authorized to engage in the foregoing activities. The
Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Basic Documents.

     SECTION 2.4. Appointment of Owner Trustee. Upon the execution of this
Agreement, the Owner Trustee shall continue as trustee of the Trust, to have all the rights, powers and duties set forth herein.

  SECTION 2.5. Capital Contribution of Owner Trust Estate. As of September 23,
2002, the Depositor sold, assigned and transferred to the Owner Trustee the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of such date, the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate
Distribution Account. The Depositor shall pay the organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner
Trustee. On the Closing Date, the Depositor shall convey to the Trust the Trust Property and the Owner Trustee shall cause the delivery to or upon the order of the Depositor the Notes and the Certificates.

     SECTION 2.6. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that (i) the Trust constitute a statutory trust under the Statutory Trust Statute and that this Agreement constitute the governing instrument of such statutory trust and (ii) for federal, state and local income and franchise tax purposes, the Trust shall be treated as a disregarded entity or a partnership (other than in association or publicly traded partnership), with the assets of the partnership being the Receivables and other



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assets held by the Trust, the partners of the partnership being the
Certificateholders and the Depositor, and the Notes constituting indebtedness of the partnership. The parties agree that, unless otherwise required by the appropriate tax authorities the Trust, will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the foregoing characterization of the Trust for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Statutory Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee has filed the Certificate of Trust with the Secretary of State.

     SECTION 2.7. Liability of the Depositor and the Certificateholders.
Neither the Depositor (except as otherwise provided herein) nor any Certificateholder shall have any personal liability for any liability or obligation of the Trust.

     SECTION 2.8. Title to Trust Property. Legal title to the entirety of the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity, except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

     SECTION 2.9. Situs of Trust. The Trust shall be administered by the Owner
Trustee in the State of Delaware. All bank accounts maintained by the Owner
Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than the State of Delaware; provided, however, that nothing herein shall restrict or prohibit the Bank, the Depositor or the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York. The principal office of the Trust shall be in care of the Owner Trustee in the State of Delaware.

     SECTION 2.10. Representations and Warranties of the Depositor. The
Depositor hereby represents and warrants to the Owner Trustee that:

     (a) The Depositor is duly formed and validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

     (b) The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms, and the Depositor has full power and authority to sell and assign the property to be sold and assigned to, and deposited with, the Trust, and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary corporate action.

     (c) The Depositor has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor, in accordance with its terms, except as enforceability may be limited by



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bankruptcy, insolvency, reorganization and other similar laws affecting the enforcement of creditors' rights in general and by general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity.

     (d) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the certificate of incorporation or by-laws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound,
(ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents) or (iii) violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

     (e) There are no proceedings or investigations pending or, to the Depositor's best knowledge, threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties (i) asserting the invalidity of this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or (iv) which might adversely affect the federal income tax attributes, or applicable state or local franchise or income tax attributes, of the Notes and the Certificates.

     SECTION 2.11. Federal Income Tax Matters. The Certificateholders acknowledge that it is their intent and that they understand it is the intent of the Depositor that, for federal, state and local income and franchise tax purposes, the Trust shall be treated either as a disregarded entity or a partnership (other than an association or publicly traded partnership). The
Depositor hereby agrees and each Certificateholder by acceptance of a Certificate agrees to such treatment and each agrees to take no action inconsistent with such treatment. For federal, state and local income and franchise tax purposes income, gain or loss of the Trust for such month as determined for federal income tax purposes shall be allocated among the Certificateholders as of the Record Date occurring within such month, in proportion to their ownership of the Certificate Percentage Interest on such date.

     The Trust is authorized to modify the allocations in this paragraph if necessary or appropriate, in its sole discretion, for the allocations to fairly reflect the economic income, gain or loss to the Certificateholders, or as otherwise required by the Code.



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                                 ARTICLE III

                 TRUST CERTIFICATES AND TRANSFER OF INTERESTS

     SECTION 3.1. Initial Beneficial Ownership. Upon the formation of the
Trust by the contribution by the Depositor pursuant to Section 2.5 and until the issuance of the Certificates, the Depositor shall be the sole beneficial owner of the Trust.

     SECTION 3.2. The Certificates. (a) The Certificates shall be substantially in the form set forth in Exhibit A. The Certificates shall be executed on behalf of the Trust by the Owner Trustee by manual or facsimile signature of an authorized officer of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Owner Trustee, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.

     (b) A transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to Section 3.4.

     (a) Plans and persons investing on behalf of or with "plan assets" of Plans may not acquire the Certificates.

     SECTION 3.3. Authentication of Certificates. Concurrently with the initial sale of the Receivables to the Trust pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause the Certificates, representing 100% of the Certificate Percentage Interest, to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, without further action by the Depositor, in authorized denominations. No Certificate shall entitle its Certificateholder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All
Certificates shall be dated the date of their authentication.

     SECTION 3.4. Registration of Certificates; Transfer and Exchange of
Certificates Limitations on Transfer. (a) The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section
3.8, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Owner Trustee shall be the initial Certificate Registrar. No transfer of a Certificate shall be recognized except upon registration of such transfer in the Certificate Register.



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     The Certificates have not been and will not be registered under the
Securities Act and will not be listed on any exchange. No transfer of a
Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and state securities laws, in order to assure compliance with the Securities
Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the
Owner Trustee in writing the facts surrounding the transfer in substantially the forms set forth in Exhibit C (the "Transferor Certificate") and either
Exhibit D (the "Investment Letter") or Exhibit E (the "Rule 144A Letter"). The
Depositor shall provide to any Certificateholder and any prospective transferee designated by any such Certificateholder, information regarding the
Certificates and, based solely on information received from the Servicer, the
Receivables and, to the extent reasonably obtainable by the Depositor, such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. Each Certificateholder desiring to effect such a transfer shall, and does hereby agree to, indemnify the
Trust, the Owner Trustee, and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with federal and state securities laws. The Owner Trustee shall cause each
Certificate to contain a legend in the form set forth on the form of
Certificate attached hereto as Exhibit A.

     Upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.08 and subject to the satisfaction of the preceding paragraph, the Owner Trustee shall execute, authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Certificates of like tenor and in authorized denominations of a like aggregate Percentage Interest dated the date of authentication by the Owner Trustee or any authenticating agent; provided that prior to such execution, authentication and delivery, the Owner Trustee shall have received an Opinion of Counsel to the effect that the proposed transfer will not cause the Trust to be characterized as an association (or a publicly traded partnership) taxable as a corporation or alter the tax characterization of the Notes for federal income tax purposes. At the option of a Holder, Certificates may be exchanged for other Certificates of like tenor and of authorized denominations of a like aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.8.

     (b) With respect to each transfer of a Certificate, the prospective transferee shall be deemed to represent the following:

          (i) It is not, and each account (if any) for which it is purchasing the Certificates is not (1) an employee benefit plan, as defined in
     Section 3(3) of ERISA, that is subject to Title I of ERISA, (2) a plan described in Section 4975(e)(1) of the Code that is subject to Section
     4975 of the Code, (3) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, State or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (4) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. Section 2510.3-



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

     101 or otherwise under ERISA) or (5) a person investing "plan assets" of any such plan (including without limitation, for purposes of this clause
     (5), an insurance company general account, but excluding any entity registered under the Investment Company Act of 1940, as amended).

          (ii) It is, and each account (if any) for which it is purchasing
     Certificates is, a Person who is (A) a citizen or resident of the United
     States, (B) a corporation or partnership organized in or under the laws of the United States, any state thereof or the District of Columbia, (C) an estate the income of which is includible gross income for United
     States tax purposes, regardless of its source, (D) a trust with respect to which a U.S. court is able to exercise primary supervision over the administration of such trust and one or more Persons meeting the conditions of clause (A), (B), (C) or (E) of this paragraph (ii) has the authority to control all substantial decisions of the trust or (E) a Person not described in clauses (A) through (D) above who provides the Owner Trustee and the Depositor with an IRS Form W-8 ECI or W-8BEN (and such other certifications, representations, or opinions of counsel as may be requested by the Owner Trustee or the Depositor).

          (iii) It understands that any purported transfer of any Certificate
     (or any interest therein) to any Person who does not meet the conditions of paragraphs (i) and (ii) above shall be, to the fullest extent permitted by law, void ab initio, and the purported transferee in such a transfer shall not be recognized by the Trust or any other Person as a Certificateholder for any purpose.

     (c) Upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.8 and upon compliance with any provisions of this Agreement relating to such transfer, the Owner Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Certificate
Percentage Interest dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Certificateholder, Certificates may be exchanged for other Certificates of a like Certificate Percentage
Interest upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.8.

     Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar, duly executed by the related Certificateholder or such Certificateholder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.

     No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The preceding provisions of this Section 3.4 notwithstanding, the Owner
Trustee shall not make and the Certificate Registrar need not register any transfer or exchange of Certificates for a



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

period of fifteen (15) days preceding any Payment Date for any payment with respect to the Certificates.

     SECTION 3.5. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice that such Certificate has been acquired by a protected purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee shall authenticate and deliver, in exchange for, or in lieu of, any such mutilated, destroyed, lost or stolen Certificate, a new Certificate, of like tenor and denomination. In connection with the issuance of any new
Certificate under this Section 3.5, the Owner Trustee or the Certificate
Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 3.5 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     SECTION 3.6. Persons Deemed Owners of Certificates. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Certificate Paying Agent may treat the Person in whose name any Certificate is registered in the Certificate Register as the owner of such Certificate for the purpose of receiving interest or distributions pursuant to this Agreement and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar or any Certificate Paying Agent shall be bound by any notice to the contrary.

     SECTION 3.7. Access to List of Certificateholders' Names and Addresses.
The Owner Trustee shall furnish or cause to be furnished to the Servicer, the Administrator, the Certificate Paying Agent and the Depositor, or to the Indenture Trustee, within fifteen (15) days after receipt by the Owner Trustee of a written request therefor from the Servicer, the Administrator, the Certificate Paying Agent or the Depositor, or the Indenture Trustee, as the case may be, a list, in such form as the requesting party may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. The Certificate Registrar shall also furnish to the Owner
Trustee and the Paying Agent a copy of such list at any time there is a change therein. If three or more Certificateholders or one or more holders of Certificates evidencing not less than 25% of the Certificate Percentage
Interest apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five (5)
Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders.
Each Certificateholder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Certificate
Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.



                                      8

     SECTION 3.8. Maintenance of Office or Agency. The Owner Trustee shall maintain in the State of Delaware, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Owner Trustee initially designates its Corporate Trust Office as its principal corporate trust office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

     SECTION 3.9. Appointment of Certificate Paying Agent. The Certificate Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 5.2 and shall report the amounts of such distributions to the Owner Trustee. Any Certificate Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Certificate Paying Agent if the Owner Trustee determines in its sole discretion that the Certificate Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Certificate Paying Agent shall initially be the Owner Trustee. The Certificate Paying Agent shall be permitted to resign as Certificate Paying Agent upon thirty (30) days' written notice to the Owner Trustee. In the event that the Owner Trustee shall no longer be the Certificate Paying Agent, the Owner Trustee shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Certificate Paying Agent to execute and deliver to the Owner Trustee an instrument in which such successor Certificate Paying Agent shall agree with the Owner Trustee that as Certificate Paying Agent, such successor Certificate Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Certificate Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Certificate Paying Agent such Certificate Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 6.7, 6.9, 6.10, 7.1 and 7.2 shall apply to the Certificate Paying Agent. The Owner Trustee may appoint a co-paying agent. Any reference in this Agreement to the Certificate Paying Agent shall include any co-paying agent appointed by the Owner Trustee unless the context requires otherwise.

     SECTION 3.10. [Reserved].

     SECTION 3.11. Definitive Certificates. The Certificates will be issued in certificated, fully registered form (each a "Definitive Certificate").

     SECTION 3.12. Authenticating Agents. (a) The Owner Trustee may appoint one or more Persons (each, an "Authenticating Agent") with power to act on its behalf and subject to its direction in the authentication of Certificates in connection with issuance, transfers and exchanges under Sections 3.3, 3.4 and 3.5, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate such Certificates. For all purposes of this Agreement, the authentication of Certificates by an Authenticating Agent pursuant to this Section 3.12 shall be deemed to be the authentication of Certificates "by the Owner Trustee."

     (b) Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

     (c) Any Authenticating Agent may at any time resign by giving written notice of resignation to the Owner Trustee and the Depositor. The Owner Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent, the Servicer and the Depositor. Upon receiving such notice of resignation or upon such a termination, the Owner Trustee may appoint a successor Authenticating Agent and shall give written notice of any such appointment to the Depositor and the Servicer.

     (d) The Servicer, pursuant to the Sale and Servicing Agreement, agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services. The provisions of Section 6.4 shall be applicable to any Authenticating Agent.

                                  ARTICLE IV

                           ACTIONS BY OWNER TRUSTEE

     SECTION 4.1. Prior Notice to Certificateholders with Respect to Certain Matters. It is the intention of the Depositor and the Certificateholders that the powers and duties of the Owner Trustee are ministerial only and that any non-ministerial action (including the taking of any legal action) may only be taken by the Owner Trustee in accordance with this Section 4.1. With respect to the following matters, the Owner Trustee shall not take action unless at least thirty (30) days before the taking of such action, the Owner Trustee shall have notified the Certificateholders of record as of the preceding Record Date in writing of the proposed action and Certificateholders holding not less than a majority of the Certificate Percentage Interest shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

     (a) the initiation of any material claim or lawsuit by the Trust (except claims or lawsuits brought by the Servicer in connection with the collection of the Receivables) and the settlement of any material action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection by the Servicer of the Receivables);

     (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

     (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

     (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment would materially adversely affect the interests of any Certificateholders; or

     (e) the amendment, change or modification of the Sale and Servicing Agreement or the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or to add any provision that would not materially adversely affect the interests of any Certificateholders.

     SECTION 4.2. Action by Certificateholders with Respect to Certain Matters. The Owner Trustee may not, except upon the occurrence of an Event of Servicing Termination subsequent to the payment in full of the Notes and in accordance with the written direction of Certificateholders holding not less than a majority of the Certificate Percentage Interest, (a) remove the Servicer under the Sale and Servicing Agreement pursuant to Article VII thereof, (b) appoint a successor Servicer pursuant to Article VII of the Sale and Servicing Agreement, (c) remove the Administrator under the Administration Agreement pursuant to Section 9 thereof or (d) appoint a successor Administrator pursuant to Section 9 of the Administration Agreement.

     SECTION 4.3. Action by Certificateholders with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust unless the Notes have been paid in full and each Certificateholder (other than the Depositor) approves of such commencement in advance and delivers to the Owner Trustee a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

     SECTION 4.4. Restrictions on Certificateholders' Power. The Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the other Basic Documents or would be contrary to Section 2.3, nor shall the Owner Trustee be obligated to follow any such direction, if given.

     SECTION 4.5. Majority Control. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Certificateholders holding not less than a majority of the Certificate Percentage Interest. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by holders of Certificates evidencing not less than a majority of the Certificate Percentage Interest at the time of the delivery of such notice.

                                  ARTICLE V

     APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

     SECTION 5.1. Establishment of Certificate Distribution Account. Pursuant to Section 4.1(d) of the Sale and Servicing Agreement, there has been established and there shall be maintained an Eligible Deposit Account, in the name of the Trust, initially at the corporate trust department of the Indenture Trustee which shall be designated as the "WALT 2002-1 Certificate Distribution Account." Except as expressly provided in Section 3.9, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee. All monies deposited from time to time in the Certificate Distribution Account pursuant to the related Sale and Servicing Agreement shall be applied as provided in the Basic Documents. In the event that the Certificate Distribution Account is no longer to be maintained at the corporate trust department of the Indenture Trustee, the Depositor shall, with the Owner Trustee's assistance as necessary, cause an Eligible Account to be established as the Certificate Distribution Account within ten (10) Business Days. The Certificate Distribution Account will be established and maintained pursuant to an account agreement which specifies New York law as the governing law.

     SECTION 5.2. Application of Trust Funds. (a) On each Payment Date, the Owner Trustee shall, based on the information contained in the Investor Report delivered on the relevant Determination Date pursuant to Section 3.8 of the Sale and Servicing Agreement withdraw the amounts deposited into the Certificate Distribution Account for distribution to the Certificateholders, in proportion to each Certificateholder's Certificate Percentage Interest, pursuant to Section 4.5 of the Sale and Servicing Agreement and Section 8.2 (or if applicable Section 5.4(b)) of the Indenture on or prior to such Payment Date.

     (b) On each Payment Date, the Owner Trustee shall, or shall cause the Certificate Paying Agent to, send to each Certificateholder as of the related Record Date the Investor Report provided to the Owner Trustee by the Servicer pursuant to Section 4.7 of the Sale and Servicing Agreement with respect to such Payment Date.

     (c) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to such Certificateholder in accordance with this Section 5.2. The Owner Trustee and each Certificate Paying Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any such withholding tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee or any Certificate Paying Agent from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Owner Trustee or any Certificate Paying Agent may, in its sole discretion, withhold such amounts in accordance with this paragraph (c). In the event that a Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

     SECTION 5.3. Method of Payment. Subject to Section 8.1(c), distributions required to be made to Certificateholders on any Payment Date shall be made to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five (5) Business Days prior to such Payment Date or, if not, by check mailed to such Certificateholder at the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution in respect of any Certificate (whether on the applicable Final Scheduled Payment Date or otherwise) will be payable only upon presentation and surrender of such Certificate at the office or agency maintained for that purpose by the Owner Trustee pursuant to Section 3.8.

     SECTION 5.4. No Segregation of Monies; No Interest. Subject to Sections
5.1 and 5.2, monies received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law, the Indenture or the Sale and Servicing Agreement, and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

     SECTION 5.5. Accounting and Reports to Noteholders, Certificateholders, Internal Revenue Service and Others. The Trust shall, based on information provided by or on behalf of the Servicer, (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, (b) deliver (or cause to be delivered) to each Certificateholder, as may be required by the Code, such information as may be required (including Schedule K-1) to enable each Certificateholder to prepare its federal and State income tax returns, (c) file (or cause to be filed) such tax returns relating to the Trust (including, if applicable, a partnership information return, IRS Form 1065), and make such elections, as may from time to time be required or appropriate under any applicable State or federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a disregarded entity or a partnership for federal income tax purposes, (d) cause such tax returns to be signed in the manner required by law and (e) collect (or cause to be collected) any withholding tax as described in and in accordance with Section 5.2(c) with respect to income or distributions to Certificateholders. The Trust shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Receivables. The Trust shall not make the election provided under Section 754 of the Code.

     SECTION 5.6. Signature on Returns; Tax Matters Partner. (a) The Owner Trustee shall prepare (or cause to be prepared) and shall sign, on behalf of the Trust, the tax returns of the Trust, if any, unless applicable law requires a Certificateholder to sign such documents.

     (b) In the event that the Trust is required to be treated as a partnership for federal income tax purposes, _________________________________ _________________________ shall be designated the "tax matters partner" of the Trust pursuant to Section 6231(a)(7)(A) of the Code.

                                  ARTICLE VI

                     AUTHORITY AND DUTIES OF OWNER TRUSTEE

     SECTION 6.1. General Authority. The Owner Trustee is authorized and directed to execute and deliver on behalf of the Trust the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement, in each case, in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee's execution thereof and the Depositor's execution of this Agreement, and to direct the

Indenture Trustee to authenticate and deliver (i) Class A-1 Notes in the aggregate principal amount of $850,000,000, (ii) Class A-2 Notes in the aggregate principal amount of $956,875,000, (iii) Class A-3 Notes in the aggregate principal amount of $634,550,000, (iv) Class A-4 Notes in the aggregate principal amount of $353,212,000, (v) Class B Notes in the aggregate principal amount of $72,777,000, (vi) Class C Notes in the aggregate principal amount of $29,110,000 and (vii) Class D Notes in the aggregate principal amount of $72,777,000. In addition to the foregoing, the Owner Trustee is authorized to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action on behalf of the Trust as is permitted by the Basic Documents and which the Servicer or the Administrator directs with respect to the Basic Documents, except to the extent that this Agreement expressly requires the consent of Certificateholders for such action.

     SECTION 6.2. General Duties. Subject to Section 4.1 hereof, it shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the other Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Certificateholders, subject to the lien of the Indenture and in accordance with the provisions of this Agreement and the other Basic Documents. Notwithstanding anything else to the contrary in this Agreement, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator is required in the Administration Agreement to perform any act or to discharge such duty of the Owner Trustee or the Trust hereunder or under any other Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement. Except as expressly provided in the Basic Documents, the Owner Trustee shall have no obligation to administer, service or collect the Receivables or to maintain, monitor or otherwise supervise the administration, servicing or collection of the Receivables.

     SECTION 6.3. Action upon Instruction. (a) Subject to Article IV, and in accordance with the terms of the Basic Documents, the Certificateholders may, by written instruction, direct the Owner Trustee in the management of the Trust.

     (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any other Basic Document or is otherwise contrary to law.

     (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any other Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificateholders received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

     (d) In the event the Owner Trustee is unsure as to the application of any provision of this Agreement or any other Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

     SECTION 6.4. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee or the Trust is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any other Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or Lien granted to it hereunder or to prepare or file any Commission filing for the Trust or to record this Agreement or any other Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Lien (other than the Lien of the Indenture) on any part of the Owner Trust Estate that results from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

     SECTION 6.5. No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the other Basic Documents to which the Trust or the Owner Trust is a party and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3. Neither the Depositor nor the Certificateholders shall direct the Trustee to take any action that would violate the provisions of this Section 6.5.

     SECTION 6.6. Restrictions. The Owner Trustee shall not take any action
(a) that is inconsistent with the purposes of the Trust set forth in Section
2.3 or (b) that, to the actual
knowledge of the Owner Trustee, would (i) affect the treatment of the Notes as indebtedness for federal income or Applicable Tax State income or franchise tax purposes, (ii) be deemed to cause a taxable exchange of the Notes for federal income or Applicable Tax State income or franchise tax purposes or
(iii) cause the Trust or any portion thereof to be taxable as an association (or publicly traded partnership) taxable as a corporation for federal income or Applicable Tax State income or franchise tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section 6.6.

     SECTION 6.7. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all monies actually received by it constituting part of the Owner Trust Estate upon the terms of this Agreement and the other Basic Documents to which the Owner Trustee is a party. The Owner Trustee shall not be answerable or accountable hereunder or under any other Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.9 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

          (a) the Owner Trustee shall not be liable for any error of judgment made by a responsible officer of the Owner Trustee;

          (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the instructions of any Certificateholder, the Indenture Trustee, the Depositor, the Administrator, the Data Administrator or the Servicer;

          (c) no provision of this Agreement or any other Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any other Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

          (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes or amounts distributable on the Certificates;

          (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate, or for or in respect of the validity or sufficiency of the other Basic Documents, other than the certificate of authentication on the Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein and in the other Basic Documents;

          (f) the Owner Trustee shall not be liable for the default or misconduct of the Servicer, the Administrator, the Data Administrator, the Depositor or the Indenture Trustee under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the other Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Data Administrator under the Data Administration Agreement, the Indenture Trustee under the Indenture or the Depositor or the Servicer under the Sale and Servicing Agreement; and

          (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any other Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its willful misconduct, bad faith or negligence in the performance of any such act.

     SECTION 6.8. Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholders, promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

     SECTION 6.9. Representations and Warranties. (a) The Owner Trustee hereby represents and warrants to the Depositor, for the benefit of the Certificateholders, that:

          (i) It is a Delaware banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

          (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

          (iii) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware State law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

     SECTION 6.10. Reliance; Advice of Counsel. (a) The Owner Trustee may rely upon, shall be protected in relying upon, and shall incur no liability to anyone in acting upon, any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

     (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Agreement or any other Basic Document.

     SECTION 6.11. Not Acting in Individual Capacity. Except as provided in this Article VI, in accepting the trusts hereby created, Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any other Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

     SECTION 6.12. Owner Trustee Not Liable for Certificates or Receivables. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any other Basic Document or of the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) or the Notes, or of any Receivable or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Depositor or the Servicer with any warranty or representation made under any Basic Document or in any related document, or the accuracy of any such warranty or representation, or any action of the Indenture Trustee, the Administrator or the Servicer or any subservicer taken in the name of the Owner Trustee.

     SECTION 6.13. Owner Trustee May Own Certificates and Notes. Wilmington Trust Company, in its individual or any other capacity, may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Servicer, the Administrator, the Data Administrator and the Indenture Trustee in banking transactions with the same rights as they would have if it was not the Owner Trustee.

                                 ARTICLE VII

                  COMPENSATION AND INDEMNITY OF OWNER TRUSTEE

     SECTION 7.1. Owner Trustee's Fees and Expenses. The Servicer, pursuant to the Sale and Servicing Agreement, shall (i) pay to the Owner Trustee as compensation for its services hereunder such fees as have been separately agreed upon prior to the date hereof between the Servicer and the Owner Trustee and (ii) indemnify the Owner Trustee to the extent provided in Section 6.2(d) of the Sale and Servicing Agreement and the Administrator shall reimburse the Owner Trustee for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder.

     SECTION 7.2. Payments to Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                                 ARTICLE VIII

                                  TERMINATION

     SECTION 8.1. Termination of the Trust. (a) The Trust shall dissolve and wind up upon the later of, (i) the maturity or other liquidation of the last remaining Receivable and the disposition of any amounts received upon such maturity or liquidation, (ii) the payment to the Noteholders and Certificateholders of all amounts required to be paid to them pursuant to the terms of the Indenture, the Sale and Servicing Agreement or Article V hereof, or (iii) the entry of an order for the dissolution of the Trust from a court of competent jurisdiction. Any Insolvency Event, liquidation, dissolution, death or incapacity with respect to any Certificateholder shall not (x) operate to terminate this Agreement or dissolve and/or terminate the Trust, nor (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto. Upon dissolution of the Trust, the Owner Trustee shall wind up the business and affairs of the Trust as required by Section 3808 of the Statutory Trust Statute.

     (b) Except as provided in Section 8.1(a), neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust.

     (c) Notice of any dissolution of the Trust, specifying the Payment Date upon which the Certificateholders shall surrender their Certificates to the Certificate Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Certificateholders mailed within five (5) Business Days of receipt of notice of such dissolution from the Servicer, stating (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Certificate Paying Agent therein designated, (ii) the amount of any such final payment (after reservation of sums sufficient to pay all claims and obligations, if any, known to the Owner Trustee and payable by the Trust) and
(iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Certificate Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Certificate Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to
Section 5.2. Upon the satisfaction and discharge of the Indenture, and receipt of a certificate from the Indenture Trustee stating that all Noteholders have been paid in full and that the Indenture Trustee is aware of no claims remaining against the Trust in respect of the Indenture and the Notes, the Owner Trustee, in the absence of actual knowledge of any other claim against the Trust, shall be deemed to have made reasonable provision to pay all claims and obligations (including conditional, contingent or unmatured obligations) for purposes of Section 3808(e) of the Statutory Trust Statute.

     In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six (6) months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Subject to applicable escheat laws, any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Owner Trustee to the Depositor.

     (d) Upon final distribution of any funds remaining in the Trust, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810(d) of the Statutory Trust Statute whereupon the Trust and this Agreement shall terminate.

                                  ARTICLE IX

            SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

     SECTION 9.1. Eligibility Requirements for Owner Trustee. (a) The Owner Trustee shall at all times (i) be authorized to exercise corporate trust powers; (ii) have a combined capital and surplus of at least $50,000,000 and shall be subject to supervision or examination by federal or state authorities; and (iii) shall have (or shall have a parent that has) a long-term debt rating of investment grade by each of the Rating Agencies or be otherwise acceptable to the Rating Agencies. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 9.1, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 9.1, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.2.

     (b) The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Statutory Trust Statute.

     SECTION 9.2. Resignation or Removal of Owner Trustee. (a) The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the applicable successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee; provided, however, that such right to appoint or to petition for the appointment of any such successor shall in no event relieve the resigning Owner Trustee from any obligations otherwise imposed on it under the Basic Documents until such successor has in fact assumed such appointment.

     (b) If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.1 or resigns pursuant to Section
9.2 of this Agreement and the ineligible or non-resigning Owner Trustee shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or if at any time an Insolvency Event with respect to the Owner Trustee shall have occurred and be continuing, then the Administrator may remove the Owner Trustee. If the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee, by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee.

     (c) Any resignation or removal of an Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section 9.2 shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.3, payment of all fees and expenses owed to the outgoing Owner Trustee and the filing of a certificate of amendment to the Certificate of Trust if required by the Statutory Trust Statute. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to the Certificateholders, the Indenture Trustee, the Noteholders and each of the Rating Agencies.

     SECTION 9.3. Successor Owner Trustee. (a) Any successor Owner Trustee appointed pursuant to Section 9.2 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this

Agreement. Upon the resignation or removal of the predecessor Owner Trustee becoming effective pursuant to Section 9.2, such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall, upon payment of its fees and expenses, deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement, and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

     (b) No successor Owner Trustee shall accept appointment as provided in this Section 9.3 unless, at the time of such acceptance, such successor Owner Trustee shall be eligible pursuant to Section 9.1.

     (c) Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 9.3, the Administrator shall mail notice of the successor of such Owner Trustee to all Certificateholders, the Servicer, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Administrator shall fail to mail such notice within ten (10) days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

     (d) Any successor Owner Trustee appointed hereunder shall file the amendments to the Certificate of Trust with the Secretary of State identifying the name and principal place of business of such successor Owner Trustee in the State of Delaware.

     SECTION 9.4. Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, be the successor of the Owner Trustee hereunder; provided that such corporation shall be eligible pursuant to Section 9.1; and provided further, that (i) the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies not less than fifteen (15) days prior to the effective date thereof and (ii) the Owner Trustee shall file an amendment to the Certificate of Trust as required by Section 9.3.

     SECTION 9.5. Appointment of Co-Trustee or Separate Trustee. (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person, in such capacity, such title to the Owner Trust Estate, or any part thereof, and, subject to the other provisions of this Section 9.5, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 9.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.3.

     (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties, and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

          (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

          (iii) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

     (d) Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     SECTION 9.6. Compliance with Statutory Trust Statute. Notwithstanding anything herein to the contrary, the Trust shall at all times have at least one trustee which meets the requirements of Section 3807(a) of the Statutory Trust Statute.

                                  ARTICLE X

                                 MISCELLANEOUS

     SECTION 10.1. Supplements and Amendments. (a) This Agreement may be amended by the Depositor and the Owner Trustee, with prior written notice to the Rating Agencies, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement inconsistent with any other provision of this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel satisfactory to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder; and provided further that an Opinion of Counsel shall be furnished to the Indenture Trustee and the Owner Trustee to the effect that such amendment (A) will not materially adversely affect the federal or any state or local income or franchise taxation of any outstanding Note or Certificate, or any Noteholder or Certificateholder and (B) will not cause the Trust to be treated as an association (or publicly traded partnership) taxable as a corporation for federal or any state or local income or franchise tax purposes.

     (b) This Agreement may also be amended from time to time by the Depositor and the Owner Trustee, with prior written notice to the Rating Agencies, with the consent of (i) the holders of Notes evidencing not less than a majority of the principal amount of the Notes Outstanding, (ii) the holders of Certificates evidencing not less than a majority of the Certificate Percentage Interest for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on Receivables or distributions that are required to be made for the benefit of the Noteholders or the Certificateholders, or (ii) reduce the aforesaid percentage of the principal amount of the Notes Outstanding or the Certificate Percentage Interest required to consent to any such amendment, without the consent of all the Noteholders and Certificateholders affected thereby; and provided further, that an Opinion of Counsel shall be furnished to the Indenture Trustee and the Owner Trustee to the effect that such amendment (A) will not materially adversely affect the federal or any state or local income or franchise taxation of any outstanding Note or Certificate, or any Noteholder or Certificateholder and (B) will not cause the Trust to be treated as an association (or a publicly traded partnership) taxable as a corporation for federal or any state or local income or franchise tax purposes.

     (c) Promptly after the execution of any such amendment, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each of the Rating Agencies.

     (d) It shall not be necessary for the consent of Certificateholders, the Noteholders or the Indenture Trustee pursuant to this Section 10.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

     (e) Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

     (f) Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

     (g) In connection with the execution of any amendment to this Agreement or any amendment to any other agreement to which the Trust is a party, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by the Basic Documents and that all conditions precedent in the Basic Documents for the execution and delivery thereof by the Trust or the Owner Trustee, as the case may be, have been satisfied.

     SECTION 10.2. No Legal Title to Owner Trust Estate in Certificateholders. Neither the Depositor nor the Certificateholders shall have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their beneficial interests therein only in accordance with Articles V and VIII. No transfer, by operation of law or otherwise, of any right, title, or interest of the Certificateholders to and in their beneficial interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

     SECTION 10.3. Limitation on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Administrator, the Certificateholders, the Servicer and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION 10.4. Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three (3) Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), if to the Owner Trustee, addressed to the respective Corporate Trust Office; if to the Depositor, at the address of its principal executive office first above written; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

     (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the

Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not such Certificateholder receives such notice.

     SECTION 10.5. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 10.6. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 10.7. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositor, the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

     SECTION 10.8. No Petition. The Owner Trustee (not in its individual capacity but solely as Owner Trustee), and the Depositor solely in relation to the Trust, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenants and agrees that it will not, until after the Notes have been paid in full, institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the other Basic Documents.

     SECTION 10.9. No Recourse. Each Certificateholder, by accepting a Certificate, acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee or any Affiliate thereof, and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the other Basic Documents.

     SECTION 10.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 10.11. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 10.12. Subordination Agreement. Each Certificateholder, by accepting a Certificate, hereby covenants and agrees that, to the extent it is deemed to have any interest in any assets of the Depositor, or a securitization vehicle (other than the Trust) related to the

Depositor, dedicated to other debt obligations of the Depositor or debt obligations of any other securitization vehicle (other than the Trust) related to the Depositor, its interest in those assets is subordinate to claims or rights of such other debtholders to those other assets. Furthermore, each Certificateholder, by accepting a Certificate, hereby covenants and agrees that such agreement constitutes a subordination agreement for purposes of
Section 510(a) of the Bankruptcy Code.

     SECTION 10.13. Rule 144A Information. So long as the Trust is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Certificateholder or a Holder of Class D Notes, the Depositor shall promptly furnish to such Certificateholder or Holder, as the case may be, and to a prospective purchaser of such Certificate or Class D Note, as applicable, designated by such Certificateholder or Holder, as applicable, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act to permit compliance with Rule 144A in connection with resales of the Certificates or Class D Notes, as applicable, in accordance with the terms hereof (such information to consist of a copy of the Memorandum together with all financial statements of the Trust, if any, then available).

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                  BEAR STEARNS ASSET BACKED
                                  FUNDING INC.,
                                  as Depositor



                                  By:      /s/ Brant Brooks
                                     -----------------------------------------
                                     Name:   Brant Brooks
                                     Title:  Senior Vice President

                                  WILMINGTON TRUST COMPANY,
                                  as Owner Trustee



                                  By:      /s/ James P. Lawler
                                     -----------------------------------------
                                     Name:   James P. Lawler
                                     Title:  Vice President

                                   EXHIBIT A

                              FORM OF CERTIFICATE

     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. IN ADDITION, THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN
SECTION 3.4 OF THE TRUST AGREEMENT UNDER WHICH THIS CERTIFICATE IS ISSUED (A COPY OF WHICH TRUST AGREEMENT IS AVAILABLE FROM THE OWNER TRUSTEE OR UPON REQUEST), INCLUDING RECEIPT BY THE OWNER TRUSTEE OF AN INVESTMENT LETTER IN WHICH THE TRANSFEREE MAKES CERTAIN REPRESENTATIONS.

     THE HOLDER OF THIS CERTIFICATE ACKNOWLEDGES AND AGREES THAT ITS RIGHTS TO RECEIVE DISTRIBUTIONS ARE SUBORDINATED TO THE RIGHTS OF THE NOTEHOLDERS AS DESCRIBED IN THE SALE AND SERVICING AGREEMENT, THE INDENTURE AND THE TRUST AGREEMENT REFERRED TO HEREIN.

C-_____
                         WHOLE AUTO LOAN TRUST 2002-1

                           ASSET BACKED CERTIFICATE

evidencing a fractional undivided interest in the Trust, as defined below. The property of the Trust includes a pool of motor vehicle retail installment sale contracts, secured by security interests in the new and used automobiles and light duty trucks financed thereby, conveyed by Bear Stearns Asset Backed Funding Inc. to the Trust. The property of the Trust has been pledged to the Indenture Trustee pursuant to the Indenture to secure the payment of the Notes issued thereunder.

(This Certificate is not a deposit, does not represent an interest in or obligation of Bear Stearns Asset Backed Funding Inc., the Owner Trustee, the Servicer or any of their respective Affiliates and is not insured by the Federal Deposit Insurance Corporation or any other entity.)

     THIS CERTIFIES THAT [___________] is the registered owner of [ ]% Certificate Percentage Interest nonassessable, fully paid, fractional undivided interest in Whole Auto Loan Trust 2002-1 (the "Trust") formed by Bear Stearns Asset Backed Funding Inc., a Delaware corporation (the "Depositor").

     The Trust is governed pursuant to an Amended and Restated Trust Agreement, dated as of December 12, 2002 (as from time to time amended, supplemented or otherwise modified and in effect, the "Trust Agreement"), between the Depositor and Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below.

To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

     This Certificate is one of the duly authorized Certificates (herein called the "Certificates") issued under and subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. Also issued under the Indenture, dated as of December 12, 2002 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Trust and JP Morgan Chase Bank, as indenture trustee (in such capacity, the "Indenture Trustee"), are the Notes designated as "Class A-1 1.42% Asset Backed Notes", "Class A-2 1.88% Asset Backed Notes", "Class A-3 2.60% Asset Backed Notes", "Class A-4 3.04% Asset Backed Notes", "Class B 2.91% Asset Backed Notes", "Class C 4.29% Asset Backed Notes" and "Class D 6.00% Asset Backed Notes" (collectively, the "Notes"). The property of the Trust includes (i) a pool of motor vehicle retail installment sale contracts for new and used automobiles and light trucks and certain rights and obligations thereunder (the "Receivables"); (ii) monies received thereunder on or after the Cut-off Date; (iii) security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Trust in the Financed Vehicles; (iv) rights to proceeds from claims on certain physical damage, credit life, credit disability or other insurance policies, if any, covering Financed Vehicles or Obligors; (v) all of the Seller's rights to the Receivable Files; (vi) such amounts as from time to time may be held in one or more accounts maintained pursuant to the Sale and Servicing Agreement, dated as of December 12, 2002 (as from time to time amended, supplemented or otherwise modified and in effect, the "Sale and Servicing Agreement"), by and among the Trust, the Depositor, and Bear Stearns Asset Backed Funding Inc., as seller (in such capacity, the "Seller") and Bear Stearns Asset Receivables Corp., as servicer (in such capacity, the "Servicer"); (vii) payments and proceeds with respect to the Receivables held by the Servicer; (viii) all property (including the right to receive Liquidation Proceeds) securing a Receivable (other than a Receivable repurchased by the Servicer or purchased by the Seller); (ix) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cut-off Date; and (x) any and all proceeds of the foregoing. THE RIGHTS OF THE TRUST IN THE FOREGOING PROPERTY OF THE TRUST HAVE BEEN PLEDGED TO THE INDENTURE TRUSTEE TO SECURE THE PAYMENT OF THE NOTES.

     Under the Trust Agreement, there will be distributed on the 15th day of each month, or if such 15th day is not a Business Day, the next Business Day (each, a "Payment Date"), commencing December 16, 2002, to the Person in whose name this Certificate is registered at the close of business on the last day of the preceding month (in each case, the "Record Date") such Certificateholder's Certificate Percentage Interest in the amount to be distributed to Certificateholders on such Payment Date pursuant to the Trust Agreement.

     THE HOLDER OF THIS CERTIFICATE ACKNOWLEDGES AND AGREES THAT ITS RIGHTS TO RECEIVE DISTRIBUTIONS ARE SUBORDINATED TO THE RIGHTS OF THE NOTEHOLDERS AS DESCRIBED IN THE SALE AND SERVICING AGREEMENT, THE INDENTURE AND THE TRUST AGREEMENT.

     It is the intent of the Depositor, the Servicer and the Certificateholders that, for purposes of federal income, state and local franchise and income tax and any other income taxes, the Trust will be disregarded for tax purposes or treated as a partnership and the Certificateholders (including the Depositor) will be treated as partners in that partnership. The Depositor and the other Certificateholders by acceptance of a Certificate agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as partnership interests in the Trust.

     Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not, until after the Notes have been paid in full, institute against the Trust, or join in any institution against the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Certificates, the Trust Agreement or any of the other Basic Documents.

     Distributions on this Certificate will be made as provided in the Trust Agreement by the Owner Trustee or the Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Owner Trustee of the tendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for the purpose by the Owner Trustee.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon shall have been executed by the Owner Trustee by an authorized officer of the Owner Trustee, by manual signature, this Certificate shall not entitle the Certificateholder hereof to any benefit under the Trust Agreement or be valid for any purpose.

     This Certificate shall be construed in accordance with the laws of the State of Delaware and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                                      WHOLE AUTO LOAN  TRUST 2002-1

Dated:   December ___, 2002           By:  WILMINGTON TRUST COMPANY,
                                           not in its individual capacity
                                           but solely as Owner Trustee



                                      By:___________________________________
                                               Authorized Officer



                 OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Trust Agreement.

Dated:   December ___, 2002
                                      WILMINGTON TRUST COMPANY,
                                      not in its individual capacity
                                      but solely as Owner Trustee



                                      By:___________________________________
                                               Authorized Officer

                           [REVERSE OF CERTIFICATE]

     The Certificates do not represent an obligation of, or an interest in, the Depositor, the Seller, the Servicer, the Administrator, the Owner Trustee or any Affiliates of any of them other than the Trust and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein, in the Trust Agreement or in the other Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality or by any other entity and is limited in right of payment to certain collections with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Sale and Servicing Agreement.

     The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Owner Trustee with the consent of the Noteholders and the Certificateholders evidencing not less than a majority of the principal amount of the Notes Outstanding and the Certificate Percentage Interest, respectively. Any such consent by the holder of this Certificate shall be conclusive and binding on such Certificateholder and on all future holders of this Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of any of the Certificateholders.

     As provided in the Trust Agreement and subject to certain limitations therein set forth, the Transfer of the Certificates are registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Owner Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in Wilmington, Delaware, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

     Certificates are exchangeable for new Certificates evidencing the same Certificate Percentage Interest, as requested by the Certificateholder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

     The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

     The Certificates may be acquired only by an entity that is not, and each account (if any) for which it is purchasing the Certificates is not (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), that is subject to Section 4975 of the Code, (iii) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, State or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or
Section 4975 of the Code, (iv) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA) or (v) a person investing "plan assets" of any such plan (including without limitation, for purposes of this clause (v), an insurance company general account, but excluding any entity registered under the Investment Company Act of 1940, as amended).

     In addition, the Certificates may not be acquired by or on behalf of a Person other than (A) a citizen or resident of the United States, (B) a corporation or partnership organized in or under the laws of the United States, any state thereof or the District of Columbia, (C) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, (D) a trust with respect to which a U.S. court is able to exercise primary supervision over the administration of such trust and one or more Persons meeting the conditions of this paragraph has the authority to control all substantial decisions of the trust or (E) a Person not described in clauses (A) through (D) above who provides the Owner Trustee and the Depositor with an IRS Form W-8 ECI or W-8BEN (and such other certifications, representations, or opinions of counsel as may be requested by the Owner Trustee or the Depositor).

     The Trust shall dissolve and windup, (i) upon the maturity or other liquidation of the last remaining Receivable and the disposition of any amounts received upon such maturity or liquidation, (ii) upon the payment to the Noteholders of all amounts required to be paid to them pursuant to the Indenture, the Sale and Servicing Agreement or Article V hereof, or (iii) upon the entry of an order for the dissolution of the Trust by a court of competent jurisdiction.

                                  ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto_________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________________________________________________
      (Please print or type name and address, including postal zip code, of assignee)
_____________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

Attorney to transfer said Certificate on the ______________ books of the Certificate Registrar, with full power of substitution in the premises.

Dated:___________

                                                */
                             ---------------------
                             Signature Guaranteed:


                                                */
                             ---------------------


*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                   EXHIBIT B

                         FORM OF CERTIFICATE OF TRUST

                            CERTIFICATE OF TRUST OF
                         WHOLE AUTO LOAN TRUST 2002-1

     This Certificate of Trust of WHOLE AUTO LOAN TRUST 2002-1 (the "Trust") is being duly executed and filed on behalf of the Trust by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Delaware Code, ss. 3801 et seq.) (the "Act").

     1. Name. The name of the statutory trust formed by this Certificate of Trust is WHOLE AUTO LOAN TRUST 2002-1.

     2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are Wilimington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attn: Corporate Trust Administration.

     3. Effective Date. This Certificate of Trust shall be effective upon filing with the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                  WILMINGTON TRUST COMPANY,
                                  not in its individual capacity but solely as Trustee



                                  By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                  EXHIBIT C

                        FORM OF TRANSFEROR CERTIFICATE

                               [DATE]

[Seller]
[Seller Address]
[Owner Trustee]
[Owner Trustee Address]

                    Re: Whole Auto Loan Trust Certificates

Ladies and Gentlemen:

     In connection with our disposition of the above-referenced Certificates (the "Certificates") we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being transferred by us in a transaction that is exempt from the registration requirements of the Act and (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act.


                                  Very truly yours,

                                  [NAME OF TRANSFEROR]

                                  By:______________________________________
                                     Authorized Officer

                                   EXHIBIT D

                           FORM OF INVESTMENT LETTER

                                    [DATE]

[Seller]
[Seller Address]
[Owner Trustee]
[Owner Trustee Address]

          Re:  Whole Auto Loan Trust Certificates

Ladies and Gentlemen:

     In connection with our acquisition of the above-referenced Certificates (the "Certificates") we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an institutional "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates,
(c) we have had the opportunity to ask questions of and receive answers from the seller concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (f) below),
(e) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action that would result in a violation of Section 5 of the Act or any state securities laws and
(f) we will not sell, transfer or otherwise dispose of any Certificates unless
(1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act and in compliance with any relevant state securities laws or is exempt from such registration requirements and (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Amended and Restated Trust dated as of October 26, 2001, between Bear, Stearns International Limited and Chase Manhattan Bank USA, National Association, as Owner Trustee.


                                  Very truly yours,


                                  [NAME OF TRANSFEREE]


                                  By:
                                     ----------------------------------------
                                     Authorized Officer

                                   EXHIBIT E

                           FORM OF RULE 144A LETTER


                           [DATE]

[Seller]
[Seller Address]
[Owner Trustee]
[Owner Trustee Address]

          Re:  Whole Auto Loan Trust 2002-1 Certificates

Ladies and Gentlemen:

          In connection with our acquisition of the above-referenced Certificates (the "Certificates") we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the seller concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we have not, nor has anyone acting on our behalf, offered, transferred, pledged, sold or otherwise disposed of the Certificates or any interest in the Certificates, or solicited any offer to buy, transfer, pledge or otherwise dispose of the Certificates or any interest in the Certificates from any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or any state securities laws or require registration pursuant thereto, and we will not act, or authorize any person to act, in such manner with respect to the Certificates, and (e) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Act. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and understand that such Certificates may be resold, pledged or transferred only to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A.

                                    Very truly yours,

                                    [NAME OF TRANSFEREE]



                                    By:
                                          ------------------------------------
                                          Authorized Officer

                                  APPENDIX A

                             Definitions and Usage

                                                             EXECUTION VERSION


                                  Appendix A

                             DEFINITIONS AND USAGE

     The following rules of construction and usage shall be applicable to any agreement or instrument that is governed by this Appendix:

     (a) All terms defined in this Appendix shall have the defined meanings when used in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

     (b) As used herein, in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto, accounting terms not defined in this Appendix or in any such agreement, instrument, certificate or other document, and accounting terms partly defined in this Appendix or in any such agreement, instrument, certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of such agreement or instrument. To the extent that the definitions of accounting terms in this Appendix or in any such agreement, instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or in any such instrument, certificate or other document shall control.

     The words "hereof," "herein," "hereunder" and words of similar import when used in an agreement or instrument refer to such agreement or instrument as a whole and not to any particular provision or subdivision thereof; references in an agreement or instrument to "Article," "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such agreement or instrument; and the term "including" and its variations means "including without limitation."

     The definitions contained in this Appendix are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

                                  Definitions

     "Accrued Class A Note Interest" shall mean, with respect to any Payment Date, the sum of the Class A Noteholders' Monthly Accrued Interest for such Payment Date and the Class A Noteholders' Interest Carryover Shortfall for such Payment Date.

     "Accrued Class B Note Interest" shall mean, with respect to any Payment Date, the sum of the Class B Noteholders' Monthly Accrued Interest for such Payment Date and the Class B Noteholders' Interest Carryover Shortfall for such Payment Date.

     "Accrued Class C Note Interest" shall mean, with respect to any Payment Date, the sum of the Class C Noteholders' Monthly Accrued Interest for such Payment Date and the Class C Noteholders' Interest Carryover Shortfall for such Payment Date.

     "Accrued Class D Note Interest" shall mean, with respect to any Payment Date, the sum of the Class D Noteholders' Monthly Accrued Interest for such Payment Date and the Class D Noteholders' Interest Carryover Shortfall for such Payment Date.

     "Act" shall have the meaning specified in Section 11.3(a) of the Indenture.

     "Adjusted Principal Balance" shall mean, as of any date of determination,
(i) if the interest rate per annum set forth on the Receivable is at least equal to the Minimum Required APR, the Principal Balance of such Receivable and (ii) if the interest rate per annum set forth on the Receivable is less than the Minimum Required APR, the present value of all remaining Scheduled Payments on such Receivable discounted on a monthly basis at the Minimum Required APR.

     "Administration Agreement" shall mean the Administration Agreement, dated as of December 12, 2002, by and among the Administrator, the Issuer and the Indenture Trustee.

     "Administrator" shall mean Bear Stearns Investment Products, Inc., in its capacity as administrator under the Administration Agreement, or any successor Administrator thereunder.

     "Affiliate" shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

     "Aggregate Servicing Fee" shall mean the aggregate of the Receivables Servicer Servicing Fee and the Servicing Fee payable to the Servicer and the Receivables Servicers on each Payment Date, which is equal to the product of 1/12th of 1.02% and the aggregate Principal Balance of the Receivables as of the first day of the related Collection Period.

     "ALF 2002-1" shall mean Auto Loan Finance Trust 2002-1, a Delaware statutory trust.

     "ALF 2002-1 Receivables" shall mean the Receivables listed on Schedule A to the receivables purchase agreement dated as of December 12, 2002 between Bear Stearns Asset Backed Funding Inc., as seller, and Auto Loan Funding Trust 2002-1, as purchaser.

     "Amount Financed" shall mean, with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs.

     "Annualized Average Monthly Net Loss Rate" shall mean, with respect to any date of determination, the product of (x) twelve and (y) the average, as of the Monthly Net Loss Rates for each of the three preceding Collection Periods. For the purpose of this definition, the "Monthly Net Loss Rate" means, for the last day of any Collection Period, a fraction expressed as a percentage, the numerator of which is equal to the sum of all net losses reported by the Receivables Servicers for that Collection Period and the denominator of which is equal to the aggregate principal balance of the Receivables as of the first day of that Collection Period.

     "Annual Percentage Rate" or "APR" of a Receivable shall mean the annual rate of finance charges stated in the Receivable.

     "Applicable Tax State" shall mean, as of any date of determination, the State in which the Owner Trustee maintains its Corporate Trust Office.

     "Authenticating Agent" shall have the meaning specified in Section 2.14 of the Indenture or 3.14 of the Trust Agreement, as applicable.

     "Authorized Officer" shall mean, (i) with respect to the Issuer, any officer within the Corporate Trust Office of the Owner Trustee, including any vice president, assistant vice president, secretary, assistant secretary or any other officer of the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and, for so long as the Administration Agreement is in full force and effect, any officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement; and (ii) with respect to the Indenture Trustee or the Owner Trustee, any officer within the Corporate Trust Office of the Indenture Trustee or the Owner Trustee, as the case may be, including any vice president, assistant vice president, secretary, assistant secretary or any other officer of the Indenture Trustee or the Owner Trustee, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and shall also mean, with respect to the Owner Trustee, any officer of the Administrator.

     "Available Collections" shall mean, for any Payment Date, the sum of the following amounts with respect to the Collection Period preceding such Payment
Date: (i) all payments collected on the Receivables; (ii) all Liquidation Proceeds attributable to Receivables which were designated as Defaulted Receivables in the related Collection Period in accordance with the related Receivables Servicer's customary servicing procedures; (iii) all Recoveries;
(iv) the Purchase Amount received with respect to each Receivable that became a Purchased Receivable during such Collection Period; (v) investment earnings, if any, on funds on deposit in the accounts established in connection with the Trust, to the extent allocated to the Trust and (vi) partial prepayments of any refunded item included in the Principal Balance of a Receivable, such as extended warranty protection plan costs, or physical damage, credit life, disability insurance premiums, or any partial prepayment which causes a reduction in the Obligor's periodic payment to an amount below the Scheduled Payment as of the Cut-off Date; provided, however, that in calculating the Available Collections the following will be excluded: (a) the servicing fee payable to each Receivables Servicer from Collections in respect of the respective

Receivables serviced by it; (b) all payments and proceeds (including Liquidation Proceeds) of any Receivables the Purchase Amount of which has been included in the Available Collections in a prior Collection Period; (c) any late fees, prepayment charges or other administrative fees or similar charges allowed by applicable law, collected or retained by the related Receivables Servicer during the related Collection Period.

     "Bankruptcy Code" shall mean the United States Bankruptcy Code, 11 U.S.C. 101 et seq., as amended.

     "Basic Documents" shall mean the Certificate of Trust, the Trust Agreement, the Sale and Servicing Agreement, the Receivables Purchase Agreement, the Indenture, the Administration Agreement, the Underwriting Agreement, the Note Depository Agreement and the other documents and certificates delivered in connection therewith.

     "Book-Entry Note" shall mean a beneficial interest in any of the Class A-1 Notes, the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes, in each case issued in book-entry form.

     "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in the State of New York, the State of Delaware or the state in which the Corporate Trust Office of the Indenture Trustee are authorized by law, regulation or executive order to be closed.

     "Certificate Distribution Account" shall mean the account established and maintained as such pursuant to Section 4.1 of the Sale and Servicing Agreement.

     "Certificateholder" or "holder of a Certificate" shall mean a Person in whose name a Certificate is registered in the Certificate Register.

     "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit B to the Trust Agreement filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Statute.

     "Certificate Paying Agent" shall mean any paying agent or co-paying agent appointed pursuant to Section 3.10 of the Trust Agreement and shall initially be the Owner Trustee.

     "Certificate Percentage Interest" shall mean, with respect to a Certificate, the percentage specified on such Certificate as the Certificate Percentage Interest, which percentage represents the beneficial interest of such Certificate in the Issuer. The aggregate Percentage Interest shall be 100%.

     "Certificate Register" and "Certificate Registrar" shall have the respective meanings specified in Section 3.5 of the Trust Agreement.

     "Certificates" shall mean the certificates evidencing the beneficial interest of a Certificateholder in the Trust, substantially in the form of Exhibit A to the Trust Agreement; provided, however, that the Owner Trust Estate has been pledged to the Indenture Trustee to secure payment of the Notes and that the rights of the Certificateholders to receive distributions on the Certificates are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement.

     "Class" shall mean any one of the classes of Notes.

     "Class A Noteholders Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the sum of the Class A-1 Noteholders' Interest Carryover Shortfall for such Payment Date, the Class A-2 Noteholders' Interest Carryover Shortfall for such Payment Date, the Class A-3 Noteholders' Interest Carryover Shortfall for such Payment Date and the Class A-4 Noteholders' Interest Carryover Shortfall for such Payment Date.

     "Class A Noteholders' Monthly Accrued Interest " shall mean, with respect to any Payment Date, the sum of the Class A-1 Noteholders' Monthly Accrued Interest for such Payment Date, the Class A-2 Noteholders, Monthly Accrued Interest for such Payment Date, the Class A-3 Noteholders' Monthly Accrued Interest for such Payment Date and the Class A-4 Noteholders, Monthly Accrued Interest for such Payment Date.

     "Class A Notes" shall mean, collectively, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

     "Class A Principal Payment Amount" shall mean, with respect to any Payment Date, an amount equal to the greater of (a) the Outstanding Amount of the Class A-1 Notes immediately prior to such Payment Date and (b) an amount equal to (i) the Outstanding Amount of the Class A Notes immediately prior to such Payment Date minus (ii) the lesser of (A) 90.20% of the Pool Balance for such Payment Date and (B) an amount equal to (1) the Pool Balance for such Payment Date minus (2) the Target Overcollateralization Level for such Payment Date; provided, however, that, on the Final Scheduled Payment Date of any Class of Class A Notes, the Class A Principal Payment Amount shall not be less than the amount that is necessary to pay that class of Class A Notes in full; and provided, further, that the Class A Principal Payment Amount on any Payment Date shall not exceed the Outstanding Amount of the Class A Notes on that Payment Date.

     "Class A-1 Final Scheduled Payment Date" shall mean the December 2003 Payment Date.

     "Class A-1 Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the amount, if any, by which the sum of the Class A-1 Noteholders' Monthly Interest Payable Amount for the preceding Payment Date and any outstanding Class A-1 Noteholders' Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class A-1 Notes actually paid to the Noteholders of Class A-1 Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class A-1 Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class A-1 Rate.

     "Class A-1 Noteholders' Interest Payable Amount" shall mean, with respect to any Payment Date, the sum of the Class A-1 Noteholders' Monthly Accrued Interest for such Payment Date and the Class A-1 Noteholders' Interest Carryover Shortfall for such Payment Date.

     "Class A-1 Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, interest accrued from and including the prior Payment Date (or, in the case of the first Payment Date, from and including the Closing Date) to and including the day immediately prior to such Payment Date, on the Class A-1 Notes at the Class A-1 Rate on the Outstanding Amount of the Class A-1 Notes on the immediately preceding Payment Date (or, in the case of the first Payment Date, the Closing Date), after giving effect to all payments of principal to the Class A-1 Noteholders on or prior to such preceding Payment Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-1 Notes shall be computed on the basis of the actual number of days in the related Interest Period and a 360-day year.

     "Class A-1 Note Balance" shall mean, as of any date of determination, the Initial Class A-1 Note Balance less all amounts distributed to Class A-1 Noteholders on or prior to such date and allocable to principal.

     "Class A-1 Noteholder" shall mean the Person in whose name a Class A-1
Note is registered in the Note Register.

     "Class A-1 Notes" shall mean the $850,000,000 aggregate initial principal amount Class A-1 1.42% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-1 to the Indenture.

     "Class A-1 Rate" shall mean 1.42% per annum.

     "Class A-2 Final Scheduled Payment Date" shall mean the June 2005 Payment Date.

     "Class A-2 Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the amount, if any, by which the sum of the Class A-2 Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class A-2 Noteholders' Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class A-2 Notes actually paid to the Noteholders of Class A-2 Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class A-2 Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class A-2 Rate.

     "Class A-2 Noteholders' Interest Payable Amount" shall mean, with respect to any Payment Date, the sum of the Class A-2 Noteholders' Monthly Accrued Interest for such Payment Date and the Class A-2 Noteholders' Interest Carryover Shortfall for such Payment Date.

     "Class A-2 Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, interest accrued from and including the 15th day of the preceding calendar month (or in the case of the first Payment Date, from and including the Closing Date) to but excluding the 15th day of the month of such Payment Date on the Class A-2 Notes at the Class A-2 Rate on the Outstanding Amount of the Class A-2 Notes on the preceding Payment Date (after giving effect to all payments of principal on such preceding Payment Date). For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-2 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Class A-2 Noteholder" shall mean the Person in whose name a Class A-2
Note is registered in the Note Register.

     "Class A-2 Notes" shall mean the $956,875,000 aggregate initial principal amount Class A-2 1.88% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-2 to the Indenture.

     "Class A-2 Rate" shall mean 1.88% per annum.

     "Class A-3 Final Scheduled Payment Date" shall mean the August 2006 Payment Date.

     "Class A-3 Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the amount, if any, by which the sum of the Class A-3 Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class A-3 Noteholders' Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class A-3 Notes actually paid to the Noteholders of Class A-2 Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class A-3 Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class A-3 Rate.

     "Class A-3 Noteholders' Interest Payable Amount" shall mean, with respect to any Payment Date, the sum of the Class A-3 Noteholders' Monthly Accrued Interest for such Payment Date and the Class A-3 Noteholders' Interest Carryover Shortfall for such Payment Date.

     "Class A-3 Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, interest accrued from and including the 15th day of the preceding calendar month (or in the case of the first Payment Date, from and including the Closing Date) to but excluding the 15th day of the month of such Payment Date on the Class A-3 Notes at the Class A-3 Rate on the Outstanding Amount of the Class A-3 Notes on the preceding Payment Date (after giving effect to all payments of principal on such preceding Payment Date). For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-3 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Class A-3 Noteholder" shall mean the Person in whose name a Class A-3
Note is registered in the Note Register.

     "Class A-3 Notes" shall mean $634,550,000 aggregate initial principal amount Class A-3 2.60% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-3 to the Indenture.

     "Class A-3 Rate" shall mean 2.60% per annum.

     "Class A-4 Final Scheduled Payment Date" shall mean the April 2009 Payment Date.

     "Class A-4 Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the amount, if any, by which the sum of the Class A-4 Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class A-4 Noteholders'

Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class A-4 Notes actually paid to the Noteholders of Class A-4 Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class A-4 Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class A-4 Rate.

     "Class A-4 Noteholders' Interest Payable Amount" shall mean, with respect to any Payment Date, the sum of the Class A-4 Noteholders' Monthly Accrued Interest for such Payment Date and the Class A-4 Noteholders' Interest Carryover Shortfall for such Payment Date.

     "Class A-4 Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, interest accrued from and including the 15th day of the preceding calendar month (or in the case of the first Payment Date, from and including the Closing Date) to but excluding the 15th day of the month of such Payment Date, on the Class A-4 Notes at the Class A-4 Rate on the Outstanding Amount of the Class A-4 Notes on the preceding Payment Date (after giving effect to all payments of principal on such preceding Payment
Date). For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-4 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Class A-4 Noteholder" shall mean the Person in whose name a Class A-4
Note is registered in the Note Register.

     "Class A-4 Notes" shall mean the $353,212,000 aggregate initial principal amount Class A-4 3.04% Asset Backed Notes issued by the Trust under the Indenture, substantially in the form of Exhibit A-4 to the Indenture.

     "Class A-4 Rate" shall mean 3.04% per annum.

     "Class B Final Scheduled Payment Date" shall mean the April 2009 Payment Date.

     "Class B Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the amount, if any, by which the sum of the Class B Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class B Noteholders' Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class B Notes actually paid to the Noteholders of Class B Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class B Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class B Rate.

     "Class B Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, interest accrued from and including the 15th day of the preceding calendar month (or in the case of the first Payment Date, from and including the Closing Date) to but excluding the 15th day of the month of such Payment Date on the Class B Notes at the Class B Rate on the Outstanding Amount of the Class B Notes preceding Payment Date (after giving effect to all payments of principal on such preceding Payment Date). For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class B Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Class B Noteholder" shall mean the Person in whose name a Class B Note is registered in the Note Register.

     "Class B Noteholders' Interest Payable Amount" shall mean, with respect to any Payment Date, the sum of the Class B Noteholders' Monthly Accrued Interest for such Payment Date and the Class B Noteholders' Interest Carryover Shortfall for such Payment Date.

     "Class B Notes" shall mean the $72,777,000 aggregated initial principal amount Class B 2.91% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit B to the Indenture.

     "Class B Principal Payment Amount" shall mean, with respect to any Payment Date, an amount equal to (a) the sum of (i) the Outstanding Amount of the Class A Notes (after taking into account distribution of the Class A Principal Payment Amount on such Payment Date) and (ii) the Outstanding Amount of the Class B Notes immediately prior to such Payment Date minus (b) the lesser of (i) 93.70% of the Pool Balance for such Payment Date and (ii) an amount equal to (A) the Pool Balance for such Payment Date minus (B) the Target Overcollateralization Level for such Payment Date; provided, however, that, on the Class B Final Scheduled Payment Date, the Class B Principal Payment Amount shall not be less than the amount that is necessary to pay the Class B Notes in full; and provided, further, that the Class B Principal Payment Amount on any Payment Date shall not exceed the Outstanding Amount of the Class B Notes on that Payment Date.

     "Class B Rate" shall mean 2.91% per annum.

     "Class C Final Scheduled Payment Date" shall mean the April 2009 Payment Date.

     "Class C Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the amount, if any, by which the sum of the Class C Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class C Noteholders' Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class C Notes actually paid to the Noteholders of Class C Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class C Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class C Rate.

     "Class C Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, interest accrued from and including the 15th day of the preceding calendar month (or in the case of the first Payment Date, from and including the Closing Date) to but excluding the 15th day of the month of such Payment Date on the Class C Notes at the Class C Rate on the Outstanding Amount of the Class C Notes on the preceding Payment Date (after giving effect to all payments of principal on such preceding Payment Date). For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class C Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Class C Noteholder" shall mean the Person in whose name a Class C Note is registered in the Note Register.

     "Class C Noteholders' Interest Payable Amount" shall mean, with respect to any Payment Date, the sum of the Class C Noteholders' Monthly Accrued Interest for such Payment Date and the Class C Noteholders' Interest Carryover Shortfall for such Payment Date.

     "Class C Notes" shall mean the $29,110,000 aggregate initial principal amount Class C 4.29% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit C to the Indenture.

     "Class C Principal Payment Amount" shall mean, with respect to any Payment Date, an amount equal to (a) the sum of (i) the Outstanding Amount of the Class A Notes (after taking into account distribution of the Class A Principal Payment Amount on such Payment Date), (ii) the Outstanding Amount of the Class B Notes (after taking into account distribution of the Class B Principal Payment Amount on such Payment Date) and (iii) the Outstanding Amount of the Class C Notes immediately prior to such Payment Date minus (b) the lesser of (i) 95.10% of the Pool Balance for such Payment Date and (ii) an amount equal to (A) the Pool Balance for such Payment Date minus (B) the Target Overcollateralization Level for such Payment Date; provided, however, that, on the Class C Final Scheduled Payment Date, the Class C Principal Payment Amount shall not be less than the amount that is necessary to pay the Class C Notes in full; and provided, further, that the Class C Principal Payment Amount on any Payment Date shall not exceed the Outstanding Amount of the Class C Notes on that Payment Date.

     "Class C Rate" shall mean 4.29% per annum.

     "Class D Final Scheduled Payment Date" shall mean the April 2009 Payment Date.

     "Class D Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the amount, if any, by which the sum of the Class D Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class D Noteholders' Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class D Notes actually paid to the Noteholders of Class D Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class D Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class D Rate.

     "Class D Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, interest accrued from and including the 15th day of the preceding calendar month (or in the case of the first Payment Date, from and including the Closing Date) to but excluding the 15th day of the month of such Payment Date on the Class D Notes at the Class D Rate on the Outstanding Amount of the Class D Notes on the preceding Payment Date (after giving effect to all payments of principal on such preceding Payment Date). For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class D Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Class D Noteholder" shall mean the Person in whose name a Class D Note is registered in the Note Register.

     "Class D Noteholders' Interest Payable Amount" shall mean, with respect to any Payment Date, the sum of the Class D Noteholders' Monthly Accrued Interest for such Payment Date and the Class D Noteholders' Interest Carryover Shortfall for such Payment Date.

     "Class D Notes" shall mean $72,777,000 aggregate initial principal amount Class D 6.00% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit D to the Indenture.

     "Class D Principal Payment Amount" shall mean, with respect to any Payment Date, an amount (which will not be less than zero) equal to (a) 100% of the Regular Principal Allocation for such Payment Date minus (b) an amount equal to the sum of (i) the Class A Principal Payment Amount for such Payment Date, (ii) the Class B Principal Payment Amount for such Payment Date and
(iii) the Class C Principal Payment Amount for such Payment Date; provided, however, that, on the Class D Final Scheduled Payment Date, the Class D Principal Payment Amount shall not be less than the amount that is necessary to pay the Class D Notes in full; and provided, further, that the Class D Principal Payable Amount on any Payment Date shall not exceed the Outstanding Amount of the Class D Notes on that Payment Date.

     "Class D Rate" shall mean 6.00% per annum.

     "Clearance System" shall have the meaning specified in Section 2.2 of the Indenture.

     "Clearing Agency" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

     "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Date" shall mean December 12, 2002.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

     "Collateral" shall have the meaning specified in the Granting Clause of the Indenture.

     "Collection Account" shall mean the account or accounts established and maintained as such pursuant to Section 4.1 of the Sale and Servicing Agreement.

     "Collection Period" shall mean, with respect to the first Payment Date, the period from and including the Cut-off Date to and including November 30, 2002 and, with respect to each subsequent Payment Date, the calendar month preceding the calendar month in which the Payment Date occurs.

     "Collections" shall mean all amounts collected by the Servicer (from whatever source) on or with respect to the Receivables.

     "Commission" shall mean the Securities and Exchange Commission.

     "Controlling Class" shall mean (i) if the Class A Notes have not been paid in full, the Class A Notes, (ii) if the Class A Notes have been paid in full and Class B Notes remain Outstanding, the Class B Notes, (iii) if the Class A Notes and the Class B Notes have been paid in full and Class C Notes remain Outstanding, the Class C Notes, and (iv) if the Class A Notes, the Class B Notes and the Class C Notes have been paid in full, the Class D Notes.

     "Corporate Trust Office" shall mean, (i) with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at 1100 Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001 or at such other address as the Owner Trustee may designate from time to time by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor Owner Trustee will notify the Certificateholders and the Depositor); and (ii) with respect to the Indenture Trustee, the principal corporate trust office of the Indenture Trustee located at 4 New York Plaza, 6th Floor, New York, New York 10004-2477, Attention: ITS Structured Finance, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Issuer).

     "Cut-off Date" shall mean November 1, 2002.

     "Data Administration Agreement" shall mean the Data Administration Agreement dated as of December 12, 2002 among the Servicer, the Depositor, the Data Administrator and the Indenture Trustee.

     "Data Administrator" shall mean Systems & Services Technologies, Inc., in its capacity as data administrator under the Data Administration Agreement, or any successor thereunder.

     "DCS" shall mean Daimler Chrysler Services North America LLC, a Michigan limited liability company, and its successors.

     "DCS Deposit Account" shall mean the Deposit Account as defined in the DCS Servicing Agreement. Such account is account no. 160930.1 at JPMorgan Chase Bank in New York, New York.

     "DCS Servicing Agreement" shall mean the Servicing and Administration Agreement Dated as of October 26, 2001 between WALT, DCS, as servicer, and Bear Stearns Investment Products, Inc.

     "DCS Receivables" shall mean the Receivables listed in Schedule A to the Sale and Servicing Agreement as DCS Receivables, which Receivables were sold by DCS to WALT and then by WALT to the Depositor.

     "Dealer" shall mean a dealer who sold a Financed Vehicle and who originated and sold the related Receivable, directly or indirectly, to DCS, Ford Credit or Volvo Finance.

     "Default" shall mean any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

     "Defaulted Receivable" shall mean a Receivable that the related Receivable Servicer determines is unlikely to be paid in full.

     "Definitive Certificates" shall have the meaning specified in Section
3.12 of the Trust Agreement.

     "Definitive Notes" shall have the meaning specified in Section 2.11 of the Indenture.

     "Deposit Account Agreement" shall mean, individually, any of (i) the Deposit Account Agreement dated as of December 12, 2002 by and between the WALT, WALT 2002-1, the Servicer and JPMorgan Chase Bank; (ii) the Deposit Account Agreement dated as of December 12, 2002 by and between ALF 2002-1, WALT 2002-1, the Servicer and JPMorgan Chase Bank; and (iii) the Deposit Account Agreement dated as of December 12, 2002 by and between WALT 2002-1, the Servicer and JPMorgan Chase Bank. "Deposit Account Agreements" shall mean, collectively, the agreements described in clauses (i) through (iii) above.

     "Depositor" shall mean Bear Stearns Asset Backed Funding Inc., a Delaware corporation and its successors and permitted assigns.

     "Depository Institution" shall mean JPMorgan Chase Bank as the depository institution at which the DCS Deposit Account, the Ford Credit Deposit Account and the Volvo Finance Deposit Account are maintained.

     "Determination Date" shall mean, with respect to any Collection Period, the Business Day immediately preceding the Payment Date following such Collection Period.

     "Eligible Deposit Account" shall mean either (i) a segregated account with an Eligible Institution or (ii) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the U.S. or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

     "Eligible Institution" shall mean either (i) the corporate trust department of the Indenture Trustee or the related Trustee, as applicable;
(ii) a depository institution organized under the laws of the U.S. or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (1) which has either (A) a long-term unsecured debt rating of at least "AA-" by Standard & Poor's and "Baa3" by Moody's or (B) a short-term unsecured debt rating or certificate of deposit rating of "A-1+" by Standard & Poor' and "P-1" by Moody's and (2) whose deposits are insured by the Federal Deposit Insurance Corporation or (iii) any depository institution or trust company in respect of which the Rating Agency Condition is satisfied.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "Event of Default" shall have the meaning specified in Section 5.1 of the Indenture.

     "Event of Servicing Termination" shall mean an event specified in Section
7.1 of the Sale and Servicing Agreement.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Exchange Date" shall mean January 21, 2003.

     "Executive Officer" shall mean, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation and, with respect to any partnership, any general partner thereof.

     "Expenses" shall have the meaning assigned to such term in Section 7.2 of the Trust Agreement.

     "Final Scheduled Payment Date" shall mean, with respect to (i) the Class A-1 Notes, the Class A-1 Final Scheduled Payment Date, (ii) the Class A-2 Notes, the Class A-2 Final Scheduled Payment Date, (iii) the Class A-3 Notes, the Class A-3 Final Scheduled Payment Date, (iv) the Class A-4 Notes, the Class A-4 Final Scheduled Payment Date, (v) the Class B Notes, the Class B Final Scheduled Payment Date, (vi) the Class C Notes, the Class C Final Scheduled Payment Date, and (vii) the Class D Certificates, the Class D Final Scheduled Payment Date.

     "Financed Vehicle" shall mean a new or used automobile or light-duty truck, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

     "First Allocation of Principal" shall mean, with respect to any Payment Date, the excess, if any, of (x) the aggregate Outstanding Amount of the Class A Notes (as of the day immediately preceding such Payment Date) over (y) the Pool Balance for such Payment Date.

     "Ford Credit" shall mean Ford Motor Credit Company, a Delaware corporation, and its successors.

     "Ford Credit Deposit Account" shall mean the Collection Account as defined in the Ford Credit Servicing Agreement. Such account is account no. 10203815.1 at JPMorgan Chase Bank.

     "Ford Credit Receivables" shall mean the Receivables listed in Schedule A to the Sale and Servicing Agreement as the Ford Credit Receivables, which Receivables were sold by Ford Credit to the Depositor.

     "Ford Credit Servicer Report" shall mean the Monthly Servicer Report as defined in the Ford Credit Servicing Agreement, but based solely on the Ford Credit Receivables.

     "Ford Credit Servicing Agreement" shall mean the Servicing Agreement dated as of November 1, 2002 between the Depositor, as purchaser, and Ford Credit, as servicer.

     "Global Note" shall have the meaning specified in Section 2.2 of the Indenture.

     "Grant" shall mean to mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and to grant a lien upon and a security interest in and right of set-off against, and to deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

     "Indemnified Parties" shall have the meaning assigned to such term in
Section 7.2 of the Trust Agreement.

     "Indenture" shall mean the Indenture, dated as of December 12, 2002, by and between the Trust and the Indenture Trustee.

     "Indenture Trustee" shall mean JPMorgan Chase Bank, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee under the Indenture, or any successor Indenture Trustee under the Indenture.

     "Indenture Trust Estate" shall mean all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of Indenture for the benefit of the Noteholders (including, without limitation, all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

     "Independent" shall mean, when used with respect to any specified Person, that such Person (a) is in fact independent of the Issuer, any other obligor on the Notes, the Seller and any Affiliate of any of the foregoing Persons,
(b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     "Independent Certificate" shall mean a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

     "Insolvency Event" shall mean, with respect to any Person, (i) the making of a general assignment for the benefit of creditors, (ii) the filing of a voluntary petition in bankruptcy, (iii) being adjudged a bankrupt or insolvent, or having had entered against such Person an order for relief in any bankruptcy or insolvency proceeding, (iv) the filing by such Person of a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (v) the filing by such Person of an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Person in any proceeding specified in (vii) below, (vi) seeking, consent to or acquiescing in the appointment of a trustee, receiver or liquidator of such Person or of all or any substantial part of the assets of such Person or (vii) the failure to obtain dismissal within 60 days of the commencement of any proceeding against such Person seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, or the entry of any order appointing a trustee, liquidator or receiver of such Person or of such Person's assets or any substantial portion thereof.

     "Interest Period" shall mean, with respect to any Payment Date (i) with respect to the Class A-1 Notes, from and including the Closing Date (in the case of the first Payment Date) or from and including the most recent Payment Date on which interest has been paid to but excluding the following Payment Date and (ii) with respect to the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes, from and including the Closing Date (in the case of the first Payment Date) or from and including the 15th day of the calendar month preceding each Payment Date to but excluding the 15th day of the calendar month of such Payment Date. Interest with respect to the Class A-1 Notes will be computed on the basis of the actual number of days in the related Interest Period. Interest with respect to the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Investor Report" shall mean the Report prepared by the Servicer pursuant to Section 3.8 of the Sale and Servicing Agreement containing, among other things, the information set forth in Section 4.7 of the Sale and Servicing Agreement.

     "IRS" shall mean the Internal Revenue Service.

     "Issuer" shall mean the Trust unless a successor replaces it and, thereafter, shall mean the successor.

     "Issuer Order" and "Issuer Request" shall mean a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

     "Lien" shall mean a security interest, lien, charge, pledge, equity, or encumbrance of any kind other than, in respect of a Receivable, tax liens, mechanics' liens, and any liens which attach to the respective Receivable by operation of law.

     "Liquidated Receivable" shall mean a Receivable with respect to which the earliest of the following shall have occurred: (i) the related Financed Vehicle has been repossessed and liquidated, (ii) the Servicer (or the related Receivables Servicer) has determined in accordance with its (or the related Receivables Servicer's) collection policies that all amounts that it expects to receive with respect to the Receivable have been received or (iii) the end of the Collection Period in which the Receivable becomes 180 days or more past due.

     "Liquidation Proceeds" shall mean with respect to any Receivable (a) insurance proceeds received by the related Receivables Servicer and (b) monies collected by the related Receivables Servicer from whatever source, including but not limited to proceeds of Financed Vehicles after repossession, on a Defaulted Receivable, net of any payments required by law to be remitted to the Obligor.

     "Memorandum" shall mean the Private Placement Memorandum dated December 4, 2002, relating to Class D Notes.

     "Minimum Required APR" shall mean a rate per annum equal to 6.00%.

     "Monthly Data File" shall mean (i) with respect to the DCS Receivables, the monthly data tape delivered under in the DCS Servicing Agreement, (ii) with respect to the Ford Credit Receivables, the Monthly Data File as defined in the Ford Credit Servicing Agreement and (iii) with respect to the Volvo Finance Receivables, the Monthly Data File as defined in the Volvo Finance Servicing Agreement.

     ["Monthly Receivables Tape" shall mean a computer tape or disk containing the information about the Receivables necessary to prepare the written statements to be furnished by the Owner Trustee to the Certificateholders pursuant to Section 3.8 of the Sale and Servicing Agreement and by the Indenture Trustee to the Noteholders pursuant to Section 3.8 of the Sale and Servicing Agreement.]

     "Monthly Remittance Condition" shall mean, with respect to the Servicer, Ford Credit or Volvo Finance, either (a) the Servicer or such Receivables Servicer, as applicable, obtains a short-term rating from Standard & Poor's and Moody's of A-1 and P-1, respectively, or (b) the Servicer or such Receivables Servicer, as applicable, provides the Indenture Trustee with a letter from each Rating Agency to the effect that the current ratings assigned to the Notes by such Rating Agency will not be adversely affected by the remittance of Collections on a monthly, rather than a daily, basis.

     "Moody's" shall mean Moody's Investors Service, Inc. or its successor in interest.

     "Note Depositary Agreement" shall mean collectively (i) the Letter of Representations, dated as of December 12, 2002 by and among the Issuer, the Indenture Trustee, as agent and The Depository Trust Company regarding the Offered Notes and (ii) the Letter of Representations, dated as of December 12, 2002 by and among the Issuer, the Indenture Trustee, as agent and The Depository Trust Company regarding the Class D Notes.

     "Note Depository" shall mean The Depository Trust Company or any successor depository.

     "Noteholder" or "holder of a Note" shall mean the Person in whose name a
Note is registered on the Note Register.

     "Note Interest Rate" shall mean the Class A-1 Rate, the Class A-2 Rate, the Class A-3 Rate, the Class A-4 Rate, the Class B Rate, the Class C Rate or the Class D Rate, as applicable.

     "Note Owner" shall mean, with respect to any Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "Note Paying Agent" shall mean the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in
Section 6.11 of the Indenture and is authorized by the Issuer to make payments to and distributions from the Collection Account (including the Principal Distribution Account), including payment of principal of or interest on the Notes on behalf of the Issuer.

     "Note Pool Factor" shall mean, with respect to each Class of Notes as of the close of business on the last day of a Collection Period, a nine-digit decimal figure equal to the outstanding principal balance of such Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Payment Date) divided by the original outstanding principal balance of such Class of Notes. The Note Pool Factor will be
1.000000000 as of the Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the outstanding principal amount of such Class of Notes.

     "Note Register" and "Note Registrar" shall have the respective meanings specified in Section 2.5 of the Indenture.

     "Notes" shall mean the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes, collectively.

     "Obligor" on a Receivable shall mean the purchaser or co-purchasers of the Financed Vehicle or any other Person who owes payments under the Receivable.

     "Offered Notes" shall mean, collectively, the Class A Notes, the Class B Notes, and the Class C Notes.

     "Officer's Certificate" shall mean (i) with respect to the Trust, a certificate signed by any two Authorized Officers of the Trust and (ii) with respect to the Depositor or the Servicer, a certificate signed by the chairman of the board, the president, any executive or senior vice president, any vice president, the treasurer or the controller of the Depositor or the Servicer, as applicable.

     "Opinion of Counsel" shall mean a written opinion of counsel which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee or the Rating Agencies, as applicable.

     "Optional Purchase Percentage" shall mean 10%.

     "Original Pool Balance" shall mean an amount equal to the aggregate Adjusted Principal Balance, as of the Cutoff Date, of the Receivables, which shall be $2,911,257,925.53.

     "Outstanding" shall mean with respect to the Notes, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture, as applicable, except:

               (a) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

               (b) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Note Paying Agent in trust for the Noteholders of such Notes (provided, however, that if such Notes are to be prepaid, notice of such prepayment has been duly given pursuant to the Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee); and

               (c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee or the Note Registrar, as applicable, is presented that any such notes are held by a bona fide purchaser;

provided, that in determining whether the holders of Notes evidencing the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent, or waiver under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Depositor, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee, shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that a Responsible Officer of the Indenture Trustee knows to be so owned shall be so disregarded; provided, however, if the Issuer, any other obligor upon the Notes, the Depositor, the Servicer or any Affiliate of any of the foregoing Persons owns an entire Class of Notes, such Notes shall be deemed to be Outstanding. Notes owned by the Issuer, any other obligor upon the Notes, the Depositor, the Servicer or any Affiliate of any of the foregoing Persons that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Depositor, the Servicer or any Affiliate of any of the foregoing Persons.

     "Outstanding Amount" shall mean, as of any date of determination and as to any Notes, the aggregate principal amount of such Notes Outstanding as of such date of determination.

     "Owner Trustee" shall mean Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, or any successor Owner Trustee under the Trust Agreement.

     "Owner Trust Estate" shall mean all right, title and interest of the Trust in, to and under the property and rights assigned to the Trust pursuant to Article II of the Sale and Servicing Agreement.

     "Participant" shall mean a participant in or member of the Note
Depository.

     "Payment Date" shall mean the fifteenth (15th) day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day.

     "Percentage Interest" shall mean, with respect to a Certificate, the individual percentage interest of such Certificate, which shall be specified on the face thereof, in the distributions on the Certificates. The sum of the Percentage Interests for all Certificates shall be 100%.

     "Permitted Investments" shall mean, on any date of determination, book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form with maturities not exceeding the Business Day preceding the next Payment Date which evidence:

               (a) direct non-callable obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

               (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

               (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;

               (d) investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

               (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

               (f) repurchase obligations with respect to any security that is a direct non-callable obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b); and

               (g) any other investment with respect to which the Rating Agency condition is satisfied.

     "Person" shall mean any individual, corporation, estate, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

     "Plan" shall mean an employee benefit plan (as defined in section 3(3) of ERISA) that is subject to Title I of ERISA, a plan (as defined in section 4975(e)(1) of the Code) and any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or otherwise.

     "Pool Balance" shall mean, with respect to any Payment Date, an amount equal to the aggregate Adjusted Principal Balance of the Receivables at the end of the related Collection Period, after giving effect to all payments of principal received from Obligors and Purchase Amounts to be remitted for the related Collection Period.

     "Pool Factor" as of the last day of a Collection Period shall mean a nine-digit decimal figure equal to the Pool Balance at that time divided by the Original Pool Balance.

     "Predecessor Note" shall mean, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note and, for purposes of this definition, any Note authenticated and delivered under Section 2.6 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

     "Prepayment Date" shall mean with respect to a prepayment of the Notes pursuant to Section 10.1 of the Indenture, the Payment Date specified by Servicer or the Issuer pursuant to Section 10.1 of the Indenture.

     "Prepayment Price" shall mean in the case of a Class of Notes to be prepaid, an amount equal to the unpaid principal amount of such Class of Notes plus accrued and unpaid interest thereon at the applicable Note Interest Rate plus interest on any overdue interest at the applicable Note Interest Rate (to the extent lawful) to but excluding the Prepayment Date.

     "Principal Balance" shall mean, with respect to any Receivable, as of the related date of determination, the Amount Financed minus an amount equal to, as of the close of business on the last day of the related Collection Period, that portion of all amounts received on or prior to such day with respect to such Receivable and allocable to principal.

     "Principal Distribution Account" shall mean the administrative sub-account of the Collection Account established and maintained as such pursuant to Section 4.1 of the Sale and Servicing Agreement.

     "Proceeding" shall mean any suit in equity, action at law or other judicial or administrative proceeding.

     "Prospectus" shall have the meaning specified in the Underwriting
Agreement.

     "Prospectus Supplement" shall have the meaning specified in the Underwriting Agreement.

     "Purchase Amount" with respect to a Purchased Receivable shall mean the amount required to pay such Purchased Receivable in full.

     "Purchased Receivable" shall mean a Receivable purchased as of the close of business on the last day of the respective Collection Period by the Servicer pursuant to Section 3.6 of the Sale and Servicing Agreement or by the Depositor or DCS pursuant to Section 2.3 of the Sale and Servicing Agreement.

     "Qualified Institutional Buyer" shall mean a qualified institutional buyer within the meaning of Rule 144A under the Securities Act.



     "Rating Agency" shall mean each of the nationally recognized statistical rating organizations designated by the Depositor to provide a rating on the Notes which is then rating such Notes. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Depositor, notice of which designation shall be given to the Indenture Trustee, the Owner Trustee and the Servicer.

     "Rating Agency Condition" shall mean, with respect to any action, that each of the Rating Agencies shall have notified the Servicer, the Depositor, the Owner Trustee and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of any of the Notes.

     "Receivables" shall mean the motor vehicle retail installment sales contract listed on Schedule A to the Sale and Servicing Agreement and all proceeds thereof and payments thereunder.

     "Receivable Files" shall mean the documents specified in Section 2.4 of the Sale and Servicing Agreement.

     "Receivables Purchase Agreements" shall mean, collectively, the (i) Receivables Purchase Agreement, dated as of December 12, 2002, by and between Whole Auto Loan Trust, as seller, and the Depositor, as purchaser, (ii) the Purchase and Sale Agreement, dated as of November 1, 2002, by and between Ford Motor Credit Company, as seller, and the Depositor, as purchaser and (iii) Purchase and Sale Agreement, dated as of November 1, 2002, by and between Volvo Finance North America, Inc., as seller, and the Depositor, as purchaser.

     "Receivables Servicer" shall mean (i) DCS with respect to the DCS Receivables, (ii) Ford Credit with respect to the Ford Credit Receivables and
(iii) Volvo Finance with respect to the Volvo Finance Receivables.

     "Receivables Servicer Servicing Fee" shall mean, with respect to a Collection Period and a Receivables Servicer, the fee payable to such Receivables Servicer for services rendered during such Collection Period, which shall equal one-twelfth of the Receivables Servicing Fee Rate multiplied by the aggregate Principal Balance of those Receivables serviced by such Receivables Servicer as of the first day of such Collection Period.

     "Receivables Servicing Agreement" shall mean the DCS Servicing Agreement, the Ford Credit Servicing Agreement or the Volvo Finance Servicing Agreement.

     "Receivables Servicing Fee Rate" shall mean 1.00%.

     "Record Date" shall mean, with respect to any Payment Date or Prepayment Date and any Book-Entry Security, the close of business on the day prior to such Payment Date or Prepayment Date or, with respect to any Definitive Note or Definitive Certificate, the last day of the month preceding the month in which such Payment Date or Prepayment Date occurs.

     "Recoveries" shall mean, with respect to any Collection Period, all amounts received by the Servicer with respect to any Defaulted Receivable during any Collection Period following the Collection Period in which such Receivable became a Defaulted Receivable, net of any fees, costs and expenses incurred by the related Receivables Servicer and the Servicer in connection with the collection of such Receivable and any payments required by law to be remitted to the Obligor.

     "Registered Noteholder" shall mean the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

     "Registration Statement" shall mean Registration Statement No. 333-99207 filed by the Depositor with the Securities and Exchange Commission in the form in which it became effective on November 15, 2002.

     "Regular Principal Allocation" shall mean, with respect to any Payment Date, the excess, if any, of the aggregate Outstanding Amount of the Notes as of the day immediately preceding such Payment Date over (a) the Pool Balance at the end of the related Collection Period minus (b) the Target Overcollateralization Level for such Payment Date; provided that the Regular Principal Allocation shall not exceed the aggregate Outstanding Amount of the Notes; provided further that the Regular Principal Allocation on or after the Final Scheduled Payment Date of any Class shall not be less than the amount that is necessary to reduce the Outstanding Amount of such Class to zero.

     "Regulation S" shall mean Regulation S under the Securities Act.

     "Regulation S Global Note" shall have the meaning specified in Section
2.2 of the Indenture.

     "Related Agreements" shall have the meaning specified in the recitals to the Administration Agreement.

     "Representative" shall mean Bear, Stearns & Co. Inc., as representative of the several Underwriters.

     "Repurchase Event" shall have the meaning specified in Section 7.02 of the Receivables Purchase Agreement.

     "Rule 144A Global Note" shall have the meaning specified in Section 2.2 of the Indenture.

     "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement, dated as of December 12, 2002, by and between the Trust, the Depositor, as seller, and Bear Stearns Asset Receivables Corp., as servicer.

     "Scheduled Payment" shall mean, for any Receivable, the scheduled monthly payment amount indicated in such Receivable as required to be paid by the Obligor in such Collection Period (without giving effect to deferments of payments pursuant to Section 3.2 of the Sale and Servicing Agreement or any rescheduling in any insolvency or similar proceedings).

     "Schedule of Receivables" shall mean the list of Receivables attached as Schedule A to the Sale and Servicing Agreement and the Indenture (which Schedules may be in the form of microfiche, disk or other means acceptable to the Trustee).

     "Second Allocation of Principal" shall mean, with respect to any Payment Date, an amount equal to (i) the excess, if any, of (x) the aggregate Outstanding Amount of the Class A Notes and the Class B Notes (as of the day immediately preceding such Payment Date) over (y) the Pool Balance for such Payment Date minus (ii) any amount deposited into the Principal Distribution Amount as part of the First Allocation of Principal for such Payment Date.

     "Secretary of State" shall mean the Secretary of State of the State of Delaware.

     "Securities" shall mean the Notes and the Certificates, collectively.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Seller" shall mean Whole Auto Loan Trust, Ford Motor Credit Company and Volvo Financing North America, Inc. as a seller of a portion of the Receivables under the applicable Receivables Purchase Agreement and each successor to thereto.

     "Servicer" shall mean Bear Stearns Asset Receivables Corp. as the servicer of the Receivables under the Sale and Servicing Agreement, and each successor to thereto (in the same capacity) pursuant to Section 7.1 of the Sale and Servicing Agreement.

     "Servicing Fee" shall mean, with respect to a Collection Period, the fee payable to the Servicer for services rendered during such Collection Period, which shall be equal to one-twelfth of the Servicing Fee Rate multiplied by the aggregate Principal Balance of the Receivables as of the first day of the Collection Period.

     "Servicing Fee Rate" shall mean 0.02% per annum.

     "Simple Interest Method" shall mean the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the amount accrued from the date of the preceding payment to the date of the current payment.

     "Standard & Poor's" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successor in interest.

     "State" shall mean any state or commonwealth of the United States of America, or the District of Columbia.

     "Statutory Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Delaware Code ss. 3801 et seq., as amended.

     "Successor Servicer" shall mean an institution appointed as successor Servicer pursuant to Section 7.1 of the Sale and Servicing Agreement.

     "Target Overcollateralization Level" shall mean, as of any Payment Date, the amount equal to the greater of (x) 1.4% of the Pool Balance and (y) $29,110,805.74.

     "Temporary Regulation S Global Note" shall have the meaning specified in
Section 2.2 of the Indenture.

     "Third Allocation of Principal" shall mean, with respect to any Payment Date, an amount equal to (i) the excess, if any, of (x) the aggregate Outstanding Amount of the Class A Notes, the Class B Notes and the Class C Notes (as of the day immediately preceding such Payment Date) over (y) the Pool Balance for such Payment Date minus (ii) any amount deposited into the Principal Distribution Account as part of the First Allocation of Principal or the Second Allocation of Principal for such Payment Date.

     "Transfer Date" shall mean the Closing Date.

     "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

     "Trust" shall mean Whole Auto Loan Trust 2002-1, a Delaware statutory trust governed by the Trust Agreement.

     "Trust Accounts" shall mean the accounts specified in Section 4.1 of the Sale and Servicing Agreement.

     "Trust Agreement" shall mean the Amended and Restated Trust Agreement of the Trust dated as of December 12, 2002 by and among the Depositor and the Owner Trustee, as amended and/or restated from time to time.

     "Trust Indenture Act" or "TIA" shall mean the Trust Indenture Act of 1939, as amended, unless otherwise specifically provided.

     "Trustee Officer" shall mean, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee with direct responsibility for the administration of the Indenture and the other Basic Documents on behalf of the Indenture Trustee and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and, with respect to the Owner Trustee, any officer within the Corporate Trust Office of the Owner Trustee with direct



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responsibility for the administration of the Trust Agreement and the other
Basic Documents on behalf of the Owner Trustee.

     "Trust Property" shall mean, collectively, (i) the Receivables; (ii) monies received thereunder on or after the Cut-off Date; (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Issuer in the Financed Vehicles;
(iv) rights to receive proceeds with respect to the Receivables from claims on any theft, physical damage, credit life, credit disability, or other insurance policies covering Financed Vehicles or Obligors; (v) all of the Seller's rights to the Receivable Files; (vi) the Trust Accounts and all amounts, securities, investments, investment property and other property deposited in or credited to any of the foregoing, all security entitlements relating to the foregoing and all proceeds thereof; (vii) payments and proceeds with respect to the Receivables held by the Servicer; (viii) all property (including the right to receive Liquidation Proceeds) securing a Receivable (other than a Receivable repurchased by the Servicer or purchased by the Depositor); (ix) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cut-off Date; and (x) all present and future claims, demands, causes of action and chooses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

     "UCC" shall mean the Uniform Commercial Code as in effect in any relevant jurisdiction.

     "Underwriters" shall mean the underwriters named in Schedule I to the Underwriting Agreement.

     "Underwriting Agreement" shall mean the Underwriting Agreement, dated December 4, 2002 between the Depositor and the Representative.

     "Underwritten Securities" shall mean the Class A Notes, Class B Notes and Class C Notes.

     "U.S. Person" shall have the meaning ascribed to such term in Regulation
S.

     "Volvo Finance" shall mean Volvo Finance North America, Inc., a Delaware corporation, and its successors.

     "Volvo Finance Deposit Account" shall mean the Collection Account as defined in the Volvo Finance Servicing Agreement. Such account is account no. 10203813.1 at JPMorgan Chase Bank.

     "Volvo Finance Servicing Agreement" shall mean the Servicing Agreement dated as of November 1, 2002 between the Depositor, as purchaser, and Volvo Finance, as servicer.



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

     "Volvo Finance Receivables" shall mean the Receivables listed on Schedule A to the Servicing Agreement as the Volvo Finance Receivables, which were sold by Volvo Finance to the Depositor.

     "WALT" shall mean Whole Auto Loan Trust, a Delaware statutory trust.

     "WALT Receivables" shall mean the receivables retained by WALT and not sold to the Depositor.

     "WALT Servicer Report" shall mean a Servicer Report as defined in the WALT Servicing Agreement, but based solely on WALT Receivables.

     "WALT 2002-1" shall mean Whole Auto Loan Trust 2002-1, a Delaware statutory trust.

     "WALT 2002-1 Receivables" shall mean the Receivables listed as WALT 2002-1 Receivables, which Receivables were sold by WALT to the Depositor and then by the Depositor to the Trust.



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